AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 26, 2011

1933 Act No. 333-_________

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. [ ]
(Check appropriate box or boxes)

WELLS FARGO FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

525 Market Street
San Francisco, California 94105
(Address of Principal Executive Offices)
(800) 222-8222
(Registrant's Telephone Number)

C. David Messman
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, California 94105
(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001

It is proposed that this filing will become effective on June 27, 2011 pursuant to Rule 488.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

WELLS FARGO FUNDS TRUST

PART A
PROSPECTUS/PROXY STATEMENT

WELLS FARGO FUNDS TRUST
 525 Market Street, 12th Floor
 San Francisco, CA 94105
 1.800.222.8222

July 1, 2011

Dear Shareholder,

On May 18, 2011, the investment adviser to Wells Fargo Advantage Funds®, Wells Fargo Funds Management, LLC ("Funds Management"), proposed to the Board of Trustees of Wells Fargo Funds Trust, the mergers outlined in the table below. The Board of Trustees approved the proposed mergers and the related Agreement and Plan of Reorganization, subject to the approval by shareholders of each Target Fund shown in the table below.

As a result, you are invited to vote on a proposal to merge your Target Fund into the corresponding Acquiring Fund shown in the table below (each, a "Merger" and together, the "Mergers"). The Board of Trustees has unanimously approved each Merger and recommends that you vote FOR this proposal.

Target Fund	Acquiring Fund
Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Advantage Large Company Value Fund
Wells Fargo Advantage Disciplined Global Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund

If approved by shareholders, this is a general summary of how each Merger will work:

  Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund.

  Each Acquiring Fund will assume all of the liabilities of the corresponding Target Fund.

  Each Acquiring Fund will issue new shares that will be distributed to you in an amount equal to the value of your Target Fund shares.

  Each Target Fund shareholder will become a shareholder of the corresponding Acquiring Fund and will have his or her investment managed in accordance with the Acquiring Fund's investment strategies.

  You will not incur any sales charges or similar transaction charges as a result of the Merger.

  It is expected that the Merger will not be taxable to the Target Fund or its shareholders for U.S. federal income tax purposes.

Details about your Target Fund's and Acquiring Fund's investment goals, principal investment strategies, management, past performance, principal risks, fees, and expenses, along with additional information about the Mergers, are contained in the attached prospectus/proxy statement. Please read it carefully.

A special meeting of each Target Fund's shareholders will be held on August 19, 2011. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by other means, such as by telephone, by following the voting instructions as outlined in your proxy card. If your Target Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group requesting your vote. The Altman Group has been retained to act as our proxy solicitor and will receive approximately __ as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Mergers will be paid by Funds Management or one of its affiliates and so will not be borne by shareholders of any Fund. If you have any questions about the Mergers or the proxy card, please call The Altman Group at (866) 828-6931 (toll-free).

Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Karla Rabusch
 President
 Wells Fargo Funds Management, LLC

WELLS FARGO FUNDS TRUST
 525 Market Street, 12th Floor
 San Francisco, CA 94105
 1.800.222.8222

July 1, 2011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2011

A Special Meeting (the "Meeting") of Shareholders of each Target Fund, each a series of Wells Fargo Funds Trust (the "Trust"), as set forth in the table below, will be held at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105 on August 19, 2011 at 10:00 a.m., Pacific time.

Target Fund	Acquiring Fund
Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Advantage Large Company Value Fund
Wells Fargo Advantage Disciplined Global Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund

With respect to each Target Fund, the Meeting is being held for the following purposes:

  To consider and act upon an Agreement and Plan of Reorganization (the "Plan") dated as of __, providing for the reorganization of the Target Fund, including the acquisition of all of the assets of the Target Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (the "Acquisition Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the corresponding Target Fund in liquidation of the Target Fund.

  To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. The Board of Trustees of the Trust has fixed the close of business on May 26, 2011 as the record date (the "Record Date") for the Meeting. Only shareholders of record as of the close of business on the Record Date will be entitled to this notice, and to vote at the Meeting or any adjournment(s) thereof.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN WITHOUT DELAY THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees,

C. David Messman
 Secretary

WELLS FARGO FUNDS TRUST
 525 Market Street, 12th Floor
 San Francisco, CA 94105
 1.800.222.8222

July 1, 2011

PROSPECTUS/PROXY STATEMENT

This prospectus/proxy statement contains information you should know before voting on the proposed merger (the "Merger") of your Target Fund into the corresponding Acquiring Fund as set forth and defined in the table below, each of which is a series of Wells Fargo Funds Trust (the "Trust"), a registered open-end management investment company. If approved, the Merger will result in your receiving shares of the Acquiring Fund in exchange for your shares of the Target Fund.

Target Fund	Acquiring Fund
Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Advantage Large Company Value Fund
Wells Fargo Advantage Disciplined Global Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund

The Target Funds and Acquiring Funds listed above are collectively referred to as the "Funds."

Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and Merger has been filed with the Securities and Exchange Commission ("SEC").

The prospectuses of each Target Fund and each Acquiring Fund are incorporated into this document by reference and are legally deemed to be part of this prospectus/proxy statement. The statement of additional information ("SAI") relating to this prospectus/proxy statement (the "Merger SAI"), dated the same date as this prospectus/proxy statement, is also incorporated by reference into this document and is legally deemed to be part of this prospectus/proxy statement. The SAI and the annual reports of each Target Fund and each Acquiring Fund are incorporated into the Merger SAI by reference and are legally deemed to be part of the Merger SAI. Copies of these documents pertaining to either a Target Fund or an Acquiring Fund are available upon request without charge by writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, MA 02266-8266, calling 1.800.222.8222 or visiting the Wells Fargo Advantage Funds Web site at www.wellsfargo.com/advantagefunds.

You may also view or obtain these documents from the SEC: by phone at 1.800.SEC.0330 (duplicating fee required); in person or by mail at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0213 (duplicating fee required); by email at publicinfo@sec.gov (duplicating fee required); or by internet at www.sec.gov.

The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

OVERVIEW

This section summarizes the primary features and consequences of each Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, in the Merger SAI, in each Fund's prospectus, in each Fund's financial statements contained in its annual report, in each Fund's SAI, and in the Agreement and Plan of Reorganization (the "Plan"), a form of which is attached as Exhibit A hereto.

Key Features of the Mergers

The Plan sets forth the key features of each Merger and generally provides for the following:

  the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

  the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

  the liquidation of the Target Fund by distributing the shares of the Acquiring Fund to the Target Fund's shareholders; and

  the assumption of the costs of each Merger by Wells Fargo Funds Management, LLC ("Funds Management") or one of its affiliates.

The Mergers are scheduled to take place on or about August 29, 2011. For a more complete description of the Mergers, see the section entitled "Agreement and Plan of Reorganization," as well as Exhibit A.

Board of Trustees Recommendation

At a meeting held on May 18, 2011, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of each Target Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), considered and unanimously approved the Merger of each Target Fund.

Before approving the Merger, the Trustees reviewed, among other things, information about the Funds and the Mergers. This included, among other things, a comparison of various factors, such as the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds (including pro forma expense information of each Acquiring Fund following the Mergers), as well as the similarities and differences between the Funds' investment goals, principal investment strategies and specific portfolio characteristics.

Shareholders are being asked to approve new Sub-Advisory Agreements with Golden Capital Management, LLC ("Golden Capital") for the Wells Fargo Advantage Disciplined U.S. Core Fund (the "Disciplined U.S. Core Fund") and the Wells Fargo Advantage Index Portfolio (the "Index Portfolio") in anticipation of the expected termination of the current investment sub-advisory agreements (the "Current Agreements") between Wells Fargo Funds Management, LLC ("Funds Management") and Wells Capital Management Incorporated ("Wells Capital"). The expected termination of the Current Agreements results from Wells Capital's agreement to acquire an additional 20% ownership interest in Golden Capital in exchange for the contribution by Wells Capital of its Global Strategy Products advisory business to Golden Capital.

The Board of Trustees of the Trust, including all of the Independent Trustees, has concluded that the Merger would be in the best interests of your Target Fund, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan to the Target Fund's shareholders and unanimously recommended its approval. The Board of Trustees of the Trust has also approved the Plan on behalf of each Acquiring Fund.

For further information about the considerations of the Board of Trustees, please see the section entitled "Board Considerations."

Merger Summary (Goals, Strategies, Risks, Performance, Expense, Management and Tax Information)

The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies, fundamental investment policies, risks, performance records, and expenses. It also provides information about what the management and share class structure of your Acquiring Fund will be after the Merger. The information below is only a summary; for more detailed information, please see the rest of this prospectus/proxy statement and each Fund's prospectus and SAI. In this section, percentages of a Fund's "net assets" are measured as percentages of net assets plus borrowings for investment purposes. References to "we" in the principal investment strategy discussion for a Fund generally refer to Funds Management or a sub-adviser.

WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND INTO WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Wells Fargo Advantage Disciplined Value Fund:	You will receive this class of shares of Wells Fargo Advantage Large Company Value Fund:
Class A	Class A
Class C	Class C
Administrator Class	Administrator Class
Institutional Class	Institutional Class
Investor Class	Investor Class

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are the same. For additional information with respect to the share classes listed above, see the section entitled "Share Class Information." Additional information on how you can buy, redeem or exchange shares of each Fund is available in the Fund's prospectus and SAI.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals are identical in that both Funds seek long-term capital appreciation. In addition, each Fund normally invests at least 80% of its assets in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index. The Funds' principal investment strategies are similar. However, the Wells Fargo Advantage Large Company Value Fund has a policy that allows it to invest up to 25% of its assets in equity securities of foreign issuers through ADRs and similar investments, whereas the Wells Fargo Advantage Disciplined Value Fund may invest in foreign securities but does not do so as part of its principal investment strategy. A more complete description of each Fund's investment goals and principal investment strategies is provided below.

WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND (Target Fund)	WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund's total assets in equity securities of large-capitalization companies. We define large-capitalization companies as companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was approximately $348 million to $275 billion, as of June 28, 2010, and is expected to change frequently.

Under normal circumstances,we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies and up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments. We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was $348 million to $275 billion, as of June 28, 2010, and is expected to change frequently.

Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.	Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a quantitative investment approach that seeks to identify companies with favorable investment characteristics in the areas of valuation, investor sentiment and quality. These fundamentally-based ideas are combined to drive stock selection. For example, stock selection characteristics include high relative cash-flow generation, favorable earnings estimate revisions, and strong corporate financial measures, among others. In the aggregate, our approach seeks to offer portfolio risk characteristics similar to those of the Russell 1000® Value Index, while emphasizing those investment characteristics we consider most likely to lead to performance greater than that of the Russell 1000® Value Index.

Our investment process is highly aware of our sector allocations against our benchmark because we seek outperformance through stock selection rather than overweighting or underweighting certain sectors. We begin our process by ranking approximately 5,000 stocks by market capitalization. Stocks that pass this screen for us will be in the top 20% of market capitalization. We then use our own predetermined criteria (e.g., debt as a portion of firms' total value; net profits as a portion of firms' total revenue; and price-to-earnings ratios) to refine the resulting investment candidates. From there, we perform quantitative financial statement analyses focusing on the strengths and trends in income statements, cash flow statements and balance sheets. Next, using proprietary modeling that determines the valuation of each stock relative to its peers in its respective business sector, we filter the remaining stocks. Our last filter consists of our qualitative assessments for each stock combining inputs that include our assessments of management teams, competitive strengths, business trends, and catalysts in companies' respective businesses. The resulting final portfolio consists of a diverse group of stocks, each of which is believed to have compelling valuations relative to its respective business sector peers and attractive metrics in terms of its appreciation potential.

We regularly review the investments of the portfolio and may sell a portfolio holding when, among other reasons, we believe there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

In general, a stock may be sold if its valuation rises significantly within its respective industry peer group, if its position appreciates above 4% of the portfolio's total market value, if a company's management strategy deviates negatively from our expectations, or if a company's financial statements start to degrade materially.

The fundamental investment policies of the Funds are identical. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of your Target Fund are substantially similar, but not identical to those of the Acquiring Fund due to the similarity of the Target Fund's and Acquiring Fund's investment goals and strategies. Although each of the Funds may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees or not at all. For example, because the Target Fund does not invest in equity securities of foreign issuers as part of its principal investment strategy, Foreign Investment Risk is not a principal risk of the Target Fund. In addition, there may be differences in risk disclosure in the Funds' prospectuses that do not necessarily correspond to actual differences in strategies.

The below table compares the principal risks factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled "Risk Descriptions."

WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND (Target Fund)	WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND (Acquiring Fund)
Counter-Party Risk	Counter-Party Risk
Derivatives Risk	Derivatives Risk
Not subject to Foreign Investment Risk	Foreign Investment Risk
Issuer Risk	Issuer Risk
Larger Company Securities Risk	Larger Company Securities Risk
Leverage Risk	Leverage Risk
Liquidity Risk	Liquidity Risk
Management Risk	Management Risk
Market Risk	Market Risk
Regulatory Risk	Regulatory Risk
Value Style Investment Risk	Value Style Investment Risk

In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following information provides some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year. Past performance before and after taxes is no guarantee of future results. Current month-end performance information is available at www.wellsfargo.com/advantagefunds.

For additional information about the performance history of the Funds, please see Exhibit C.

Calendar Year Total Returns for Administrator Class Shares (%) of the Wells Fargo Advantage Disciplined Value Fund as of 12/31 each year

Highest Quarter:	2nd Quarter 2003	+16.92%
Lowest Quarter:	4th Quarter 2008	-20.64%
Year-to-date total return as of 3/31/2011 is +8.03%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	3/18/2005	5.46%	-0.34%	2.22%
Class C (before taxes)	3/18/2005	9.96%	0.04%	2.02%
Administrator Class (before taxes)	5/8/1992	12.12%	1.06%	3.05%
Administrator Class (after taxes on distributions)	5/8/1992	11.89%	0.18%	2.10%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	5/8/1992	8.16%	0.86%	2.49%
Institutional Class (before taxes)	7/30/2010	12.21%	1.08%	3.06%
Investor Class (before taxes)	7/16/2010	11.96%	1.03%	3.03%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		15.51%	1.28%	3.26%

Calendar Year Total Returns for Administrator Class Shares (%) of the Wells Fargo Advantage Large Company Value Fund as of 12/31 each year

Highest Quarter:	3rd Quarter 2009	+17.65%
Lowest Quarter:	4th Quarter 2008	-21.59%
Year-to-date total return as of 3/31/2011 is +6.46%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	3/31/2008	4.99%	0.39%	1.15%
Class C (before taxes)	3/31/2008	9.45%	0.90%	1.08%
Administrator Class (before taxes)	12/31/2001	11.72%	1.95%	2.12%
Administrator Class (after taxes on distributions)	12/31/2001	11.48%	0.92%	1.16%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	12/31/2001	7.91%	1.61%	1.61%
Institutional Class (before taxes)	3/31/2008	11.82%	2.05%	2.17%
Investor Class (before taxes)	7/1/1993	11.26%	1.56%	1.75%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		15.51%	1.28%	3.26%

Shareholder Fee and Fund Expense Comparison

For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled "Share Class Information" above.

The sales charges for each class of shares of your Target Fund are identical to those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of Wells Fargo Advantage Funds. More information about these and other discounts is available in the "Buying, Selling and Exchanging Fund Shares" section of this prospectus/proxy statement and from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following tables are based on the actual expenses incurred for each Fund's most recent fiscal year ended July 31, 2010. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended January 31, 2011, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Disciplined Value Fund
	Class A	Class C	Administrator Class	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None	None

Wells Fargo Advantage Large Company Value Fund (Pre-Merger)
	Class A	Class C	Administrator Class	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None	None

Wells Fargo Advantage Large Company Value Fund (Pro Forma)
	Class A	Class C	Administrator Class	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Disciplined Value Fund
	Management Fees	Distribu- tion (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.55%	0.00%	0.69%	1.24%	0.14%	1.10%
Class C	0.55%	0.75%	0.69%	1.99%	0.14%	1.85%
Administrator Class	0.55%	0.00%	0.53%	1.08%	0.23%	0.85%
Institutional Class	0.55%	0.00%	0.26%	0.81%	0.16%	0.65%
Investor Class	0.55%	0.00%	0.76%	1.31%	0.14%	1.17%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Large Company Value Fund (Pre-Merger)
	Management Fees	Distribu- tion (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.65%	0.00%	0.70%	0.01%	1.36%	0.10%	1.26%
Class C	0.65%	0.75%	0.70%	0.01%	2.11%	0.10%	2.01%
Administrator Class	0.65%	0.00%	0.54%	0.01%	1.20%	0.23%	0.97%
Institutional Class	0.65%	0.00%	0.27%	0.01%	0.93%	0.17%	0.76%
Investor Class	0.65%	0.00%	0.77%	0.01%	1.43%	0.10%	1.33%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through November 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.25% for Class A, 2.00% for Class C, 0.96% for Administrator Class, 0.75% for Institutional Class, and 1.32% for Investor Class. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Large Company Value Fund (Pro Forma)
	Management Fees	Distribu- tion (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.65%	0.00%	0.64%	1.29%	0.19%	1.10%
Class C	0.65%	0.75%	0.64%	2.04%	0.19%	1.85%
Administrator Class	0.65%	0.00%	0.48%	1.13%	0.28%	0.85%
Institutional Class	0.65%	0.00%	0.21%	0.86%	0.21%	0.65%
Investor Class	0.65%	0.00%	0.71%	1.36%	0.19%	1.17%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed from the date of the Merger through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses

The example below is intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The fee waiver in the Total Annual Fund Operating Expenses After Fee Waiver is only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Disciplined Value Fund
	If you sold your shares, you would pay:					If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Investor Class	Class C
1 Year	$681	$288	$87	$66	$119	$188
3 Years	$905	$582	$271	$208	$372	$582
5 Years	$1,177	$1,032	$525	$400	$676	$1,032
10 Years	$1,852	$2,281	$1,251	$954	$1,540	$2,281

Wells Fargo Advantage Large Company Value Fund (Pre-Merger)
	If you sold your shares, you would pay:					If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Investor Class	Class C
1 Year	$696	$304	$99	$78	$135	$204
3 Years	$972	$651	$358	$279	$443	$651
5 Years	$1,268	$1,125	$638	$498	$772	$1,125
10 Years	$2,108	$2,434	$1,434	$1,127	$1,704	$2,434

Wells Fargo Advantage Large Company Value Fund (Pro Forma)
	If you sold your shares, you would pay:					If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Investor Class	Class C
1 Year	$681	$288	$87	$66	$119	$188
3 Years	$924	$602	$302	$231	$392	$602
5 Years	$1,207	$1,062	$567	$434	$707	$1,062
10 Years	$2,010	$2,338	$1,323	$1,021	$1,601	$2,338

The Target Fund and Acquiring Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") for Class C shares. Each Fund has a shareholder servicing fee of up to 0.25% for Class A, Class C, Administrator Class and Investor Class shares.

Portfolio Turnover. The Target Fund and Acquiring Fund pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 71% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Large Company Value Fund
Investment Adviser	Wells Fargo Funds Management, LLC
Investment Sub-Adviser	Phocas Financial Corporation
Portfolio Manager, Title/Managed Since	Stephen L. Block, CFA, Portfolio Manager / 2008 William F.K. Schaff, CFA, Portfolio Manager / 2008

Tax Information

It is expected that the Merger will be tax-free to the Funds and their shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition  of a gain or loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by the Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to the Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gain over net realized short-term capital loss) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gain over net realized long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

U.S. federal income tax law generally in effect for this purpose permits each of the Funds to carry forward net capital losses for up to eight taxable years. The Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." The Merger will cause the tax year of the Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, your Merger is expected to result in a limitation on the ability of the Acquiring Fund to use its own capital loss carryforwards, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of its current assets, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

WELLS FARGO ADVANTAGE DISCIPLINED GLOBAL EQUITY FUND INTO WELLS FARGO ADVANTAGE INTRINSIC WORLD EQUITY FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Wells Fargo Advantage Disciplined Global Equity Fund:	You will receive this class of shares of Wells Fargo Advantage Intrinsic World Equity Fund:
Class A	Class A
Class C	Class C
Administrator Class	Administrator Class
Institutional Class	Institutional Class

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are the same. For additional information with respect to the share classes listed above, see the section entitled "Share Class Information." Additional information on how you can buy, redeem or exchange shares of each Fund is available in the Fund's prospectus and SAI.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals are identical in that both Funds seek long-term capital appreciation. In addition, each Fund normally invests at least 80% of its net assets in equity securities of companies located in no fewer than three countries, which may include the U.S., and each Fund may invest more than 25% of its total assets in any one country. The Funds' principal investment strategies are similar. However, (i) the Wells Fargo Advantage Intrinsic World Equity Fund has a policy to invest between 30% and 70% of the Fund's total assets in equity securities of U.S. companies, whereas the Wells Fargo Advantage Disciplined Global Equity Fund does not have an express policy to invest a particular percentage of assets in equity securities of U.S. companies, and (ii) the Wells Fargo Advantage Intrinsic World Equity Fund has a policy to invest in equity securities of approximately 40 to 60 companies located worldwide, whereas the Wells Fargo Advantage Disciplined Global Equity Fund generally invests in a larger number of companies. A more complete description of each Fund's investment goals and principal investment strategies is provided below.

WELLS FARGO ADVANTAGE DISCIPLINED GLOBAL EQUITY FUND (Target Fund)	WELLS FARGO ADVANTAGE INTRINSIC WORLD EQUITY FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of companies located in no fewer than three countries, which may include the U.S., and we may invest more than 25% of the Fund's total assets in any one country.

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of companies located in no fewer than three countries, which may include the U.S., and may invest more than 25% of its total assets in any one country.

We normally invest up to 20% of the Fund's total assets in emerging market equity securities. We invest primarily in developed countries, but may invest in emerging markets.	We invest primarily in developed countries, but may invest up to 20% of the Fund's total assets in emerging market equity securities.
Under normal circumstances, we invest between 30% and 70% of the Fund's total assets in equity securities of U.S. companies.
We invest principally in equity securities of approximately 40 to 60 companies located worldwide.

We consider foreign securities to be securities: (1) issued by companies with their principal place of business or principal office or both, as determined in our reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S.

We consider foreign securities to be securities: (1) issued by companies with their principal place of business or principal office or both, as determined in our reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S.

We employ a quantitative investment approach to identify companies with favorable investment characteristics in the areas of valuation, investor sentiment and quality. In the aggregate, our approach seeks to offer portfolio risk characteristics similar to those of the benchmark, while emphasizing those investment characteristics we consider most likely to lead to performance greater than that of the benchmark. We regularly review the investments of the portfolio and may sell a portfolio holding when among other reasons, we believe there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

We utilize a long-term focus that is intended to take advantage of investment opportunities presented by what we believe are short-term price anomalies in high-quality stocks. We seek to identify companies with established operating histories, financial strength and management expertise, among other factors. We seek stocks that are trading at a discount to what we believe are their intrinsic values. Fundamental research is performed to identify securities for the portfolio with one or more catalysts present that we believe will unlock the intrinsic value of the securities. These catalysts may include productive use of strong free cash flow, productivity gains, positive change in management or control, innovative or competitively superior products, increasing shareholder focus, or resolution of ancillary problems or misperceptions. We may sell a holding if the value potential is realized, if warning signs emerge of beginning fundamental deterioration or if the valuation is no longer compelling relative to other investment opportunities. We may invest in any sector or country, and at times we may emphasize one or more particular sectors or countries.

We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The fundamental investment policies of the Funds are identical. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of your Target Fund are generally similar, but not identical to those of the Acquiring Fund due to the similarity of the Target Fund's and Acquiring Fund's investment goals and strategies. Although each of the Funds may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees or not at all. For example, both Focused Portfolio Risk and Foreign Currency Transaction Risk while an investment in the Target Fund is generally not subject to either risk as a principal risk. In addition, there may be differences in risk disclosure in the Funds' prospectuses that do not necessarily correspond to actual differences in strategies.

The below table compares the principal risks factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled "Risk Descriptions."

WELLS FARGO ADVANTAGE DISCIPLINED GLOBAL EQUITY FUND (Target Fund)	WELLS FARGO ADVANTAGE INTRINSIC WORLD EQUITY FUND (Acquiring Fund)
Counter-Party Risk	Counter-Party Risk
Country Concentration Risk	Country Concentration Risk
Derivatives Risk	Derivatives Risk
Emerging Markets Risk	Emerging Markets Risk
Not subject to Focused Portfolio Risk	Focused Portfolio Risk
Foreign Currency Transaction Risk	Foreign Currency Transaction Risk
Foreign Investment Risk	Foreign Investment Risk
Growth Style Investment Risk	Not subject to Growth Style Investment Risk
Issuer Risk	Issuer Risk
Leverage Risk	Leverage Risk
Liquidity Risk	Liquidity Risk
Management Risk	Management Risk
Market Risk	Market Risk
Regulatory Risk	Regulatory Risk
Smaller Companies Securities Risk	Smaller Companies Securities Risk
Value Style Investment Risk	Value Style Investment Risk

In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following information provides some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year. Past performance before and after taxes is no guarantee of future results. Current month-end performance information is available at www.wellsfargo.com/advantagefunds.

For additional information about the performance history of the Funds, please see Exhibit C.

Calendar Year Total Returns for Class A Shares (%) of the Wells Fargo Advantage Disciplined Global Equity Fund as of 12/31 each year

Highest Quarter:	2nd Quarter 2009	+19.39%
Lowest Quarter:	4th Quarter 2008	-20.40%
Year-to-date total return as of 3/31/2011 is +5.35%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	6/3/1996	6.36%	0.90%	0.03%
Class A (after taxes on distributions)	6/3/1996	6.18%	0.04%	-0.41%
Class A (after taxes on distributions and the sale of Fund Shares)	6/3/1996	4.36%	0.87%	0.07%
Class C (before taxes)	6/3/1996	11.06%	1.36%	-0.11%
Administrator Class (before taxes)	11/1/1995	13.17%	2.37%	0.89%
Institutional Class (before taxes)	7/30/2010	13.31%	2.39%	0.91%
MSCI World Index (Net) (reflects no deduction for fees, expenses, or taxes)		11.76%	2.43%	2.31%

Calendar Year Total Returns for Class A Shares (%) of the Wells Fargo Advantage Intrinsic World Equity Fund as of 12/31 each year

Highest Quarter:	2nd Quarter 2009	+25.16%
Lowest Quarter:	4th Quarter 2008	-18.80%
Year-to-date total return as of 3/31/2011 is +5.70%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	4/30/1996	5.31%	0.77%	2.85%
Class A (after taxes on distributions)	4/30/1996	5.20%	-0.60%	2.15%
Class A (after taxes on distributions and the sale of Fund Shares)	4/30/1996	3.60%	0.60%	2.45%
Class C (before taxes)	5/18/2007	9.93%	1.23%	2.70%
Administrator Class (before taxes)	5/18/2007	12.09%	2.15%	3.55%
Institutional Class (before taxes)	7/30/2010	12.11%	2.15%	3.55%
MSCI World Index (Net) (reflects no deduction for fees, expenses, or taxes)		11.76%	2.43%	2.31%

Shareholder Fee and Fund Expense Comparison

For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled "Share Class Information" above.

The sales charges for each class of shares of your Target Fund are identical to those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of Wells Fargo Advantage Funds. More information about these and other discounts is available in the "Buying, Selling and Exchanging Fund Shares" section of this prospectus/proxy statement and from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following tables are based on the actual expenses incurred for the each Fund's most recent fiscal year ended October 31, 2010. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended October 31, 2010, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Disciplined Global Equity Fund
	Class A	Class C	Administrator Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None

Wells Fargo Advantage Intrinsic World Equity Fund (Pre-Merger)
	Class A	Class C	Administrator Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None

Wells Fargo Advantage Intrinsic World Equity Fund (Pro Forma)
	Class A	Class C	Administrator Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Disciplined Global Equity Fund
	Management Fees	Distribu- tion (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.70%	0.00%	0.91%	1.61%	0.21%	1.40%
Class C	0.70%	0.75%	0.91%	2.36%	0.21%	2.15%
Administrator Class	0.70%	0.00%	0.75%	1.45%	0.30%	1.15%
Institutional Class	0.70%	0.00%	0.48%	1.18%	0.23%	0.95%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Intrinsic World Equity Fund (Pre-Merger)
	Management Fees	Distribu- tion (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.80%	0.00%	0.79%	1.59%	0.19%	1.40%
Class C	0.80%	0.75%	0.79%	2.34%	0.19%	2.15%
Administrator Class	0.80%	0.00%	0.63%	1.43%	0.28%	1.15%
Institutional Class	0.80%	0.00%	0.36%	1.16%	0.21%	0.95%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Intrinsic World Equity Fund (Pro Forma)
	Management Fees	Distribu- tion (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.80%	0.00%	0.76%	1.56%	0.16%	1.40%
Class C	0.80%	0.75%	0.76%	2.31%	0.16%	2.15%
Administrator Class	0.80%	0.00%	0.60%	1.40%	0.25%	1.15%
Institutional Class	0.80%	0.00%	0.33%	1.13%	0.18%	0.95%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed from the date of the Merger through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses

The example below is intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The fee waiver in the Total Annual Fund Operating Expenses After Fee Waiver is only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Disciplined Global Equity Fund
	If you sold your shares, you would pay:				If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Class C
1 Year	$709	$318	$117	$97	$218
3 Years	$1,014	$695	$398	$328	$695
5 Years	$1,362	$1,221	$734	$603	$1,221
10 Years	$2,342	$2,663	$1,682	$1,390	$2,663

Wells Fargo Advantage Intrinsic World Equity Fund (Pre-Merger)
	If you sold your shares, you would pay:				If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Class C
1 Year	$709	$318	$117	$97	$218
3 Years	$1,012	$693	$396	$326	$693
5 Years	$1,356	$1,215	$727	$597	$1,215
10 Years	$2,324	$2,646	$1,663	$1,370	$2,646

Wells Fargo Advantage Intrinsic World Equity Fund (Pro Forma)
	If you sold your shares, you would pay:				If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Class C
1 Year	$709	$318	$117	$97	$218
3 Years	$1,009	$690	$393	$322	$690
5 Years	$1,347	$1,205	$717	$587	$1,205
10 Years	$2,298	$2,620	$1,635	$1,342	$2,620

The Target Fund and Acquiring Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") for Class C shares. Each Fund has a shareholder servicing fee of up to 0.25% for Class A, Class C and Administrator Class shares.

Portfolio Turnover. The Target Fund and Acquiring Fund pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 58% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 11% of the average value of its portfolio.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Intrinsic World Equity Fund
Investment Adviser	Wells Fargo Funds Management, LLC
Investment Sub-adviser	Metropolitan West Capital Management, LLC
Portfolio Manager, Title/Managed Since	Gary Lisenbee, Portfolio Manager/2007 David Graham, Portfolio Manager/2007 Jeffrey Peck, Portfolio Manager/2007

Tax Information

It is expected that the Merger will be tax-free to the Funds and their shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition  of a gain or loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by the Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to the Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gain over net realized short-term capital loss) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gain over net realized long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

U.S. federal income tax law generally in effect for this purpose permits each of the Funds to carry forward net capital losses for up to eight taxable years. The Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." The Merger will cause the tax year of the Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, your Merger is expected to result in a limitation on the ability of the Acquiring Fund to use carryforwards of the Target Fund, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

RISK DESCRIPTIONS

An investment in each Fund is subject to certain risks. There is no assurance that the return of a Fund will be positive or that a Fund will meet its investment goal. An investment in a Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates; is not insured, or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in a Fund could result in a loss of money. The following provides additional information regarding the various risks referenced in the section entitled "Merger Summary."

Counter-Party Risk
 When a Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligation. For example, in a repurchase agreement, there exists the risk that where the Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller will not repurchase the security. Similarly, the Fund is exposed to counter-party risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Country Concentration Risk
 A Fund that concentrates its investments in a limited number of countries will be more vulnerable to adverse financial, economic, political or other developments affecting those countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

Derivatives Risk
 The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions (e.g., over-the-counter swaps) are subject to counterparty risk.

Emerging Markets Risk
 Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Currency Transactions Risk
 Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Investment Risk
 Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Growth Style Investment Risk
 Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

Issuer Risk
 The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

Larger Company Securities Risk
 Securities of companies with larger market capitalizations may underperform securities of companies with smaller and mid-sized market capitalizations in certain economic environments. Larger, more established companies might be unable to react as quickly to new competitive challenges, such as changes in technology and consumer tastes. Some larger companies may be unable to grow at rates higher than the fastest growing smaller companies, especially during extended periods of economic expansion.

Leverage Risk
 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Certain derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk
 A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk
 We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services promise to make good on any such losses.

Market Risk
 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets, such as labor shortages or increased production costs and competitive conditions within an industry. A security may decline in value or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

Regulatory Risk
 Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk
 Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Value Style Investment Risk
 Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

MANAGEMENT OF THE FUNDS

The following provides additional information regarding the investment adviser and investment sub-adviser of each Acquiring Fund as referenced in the section entitled "Merger Summary" and expenses related to the operation of the Funds.

Investment Adviser

Funds Management is the investment adviser to each Acquiring Fund.

The following are some key facts about Funds Management:

  Funds Management is an indirect, wholly-owned subsidiary of Wells Fargo & Company ("Wells Fargo").

  Funds Management was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank, N.A. ("Wells Fargo Bank") and is an affiliate of Wells Fargo Bank, which was founded in 1852 and is the oldest bank in the western United States and is one of the largest banks in the United States.

  Funds Management is located at 525 Market Street, San Francisco, California 94105, and Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94163.

Sub-Adviser

Metropolitan West Capital Management, LLC ("MWCM"), a subsidiary of Wells Fargo is the sub-adviser to the Wells Fargo Advantage Intrinsic World Equity Fund. As sub-adviser, MWCM manages the Fund's investments on a day-to-day basis. MWCM is an SEC-registered investment adviser and has been managing investment portfolios since 1997 and is located at 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660.

Phocas Financial Corporation ("Phocas Financial"), located at 980 Atlantic Avenue, Suite 106, Alameda, CA 94501, is the sub-adviser for the Wells Fargo Advantage Large Company Value Fund. Phocas Financial is an employee-owned, SEC-registered, investment adviser serving mutual funds, state and municipal pensions funds, corporate retirement plans, trusts and individual investors.

Advisory and Sub-Advisory Fees

As compensation for its advisory services to each Acquiring Fund, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of the Acquiring Fund's average daily net assets.

Fund	Fee
Wells Fargo Advantage Intrinsic World Equity Fund	First $500 million	0.800%
	Next $500 million	0.750%
	Next $1 billion	0.700%
	Next $2 billion	0.675%
	Over $4 billion	0.650%
Wells Fargo Advantage Large Company Value Fund	First $500 million	0.650%
	Next $500 million	0.625%
	Next $1 billion	0.600%
	Next $2 billion	0.575%
	Over $4 billion	0.550%

For providing investment sub-advisory services to the Wells Fargo Advantage Intrinsic World Equity Fund, MWCM is entitled to receive monthly fees at the annual rates indicated below as a percentage of the Fund's average daily net assets. For providing investment sub-advisory services to the Wells Fargo Advantage Large Company Value Fund, Phocas Financial is entitled to receive monthly fees at the annual rates indicated below as a percentage of the Fund's average daily net assets. These fees may be paid by Funds Management or directly by the respective Fund. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly so that the Fund will not pay, in the aggregate, more than the amounts shown above as being due to Funds Management.

Fund	Sub-Adviser		Fee
Wells Fargo Advantage Intrinsic World Equity Fund	MWCM	First $250 million		0.350%
		Next $750 million		0.275%
		Over $1 billion		0.200%
Wells Fargo Advantage Large Company Value Fund	Phocas Financial	First $100 million		0.290%
		Next $150 million		0.260%
		Next $750 million		0.230%
		Over $1 billion		0.200%

For each Acquiring Fund's most recent fiscal year, the aggregate advisory fee paid to Funds Management was as follows:

Fund	As a % of average daily net assets
Wells Fargo Advantage Intrinsic World Equity Fund	0.60%
Wells Fargo Advantage Large Company Value Fund	0.53%

For a discussion regarding the basis for the approval of the Wells Fargo Advantage Large Company Value Fund's investment advisory agreements by its Board of Trustees, please see the Fund's most recent shareholder report for the fiscal period ended July 31, 2010. A discussion regarding the basis for the approval of the Wells Fargo Advantage Intrinsic World Equity Fund's investment advisory agreements by its Board of Trustees will be included in the Fund's shareholder report for the fiscal half period ended April 30, 2012.

Additional Information Regarding the Expenses of the Funds

As a result of each Merger, the annual operating expenses you bear as a shareholder may change. Although the gross annual operating expenses for a particular share class may increase as a result of each Merger, the share classes of each Acquiring Fund are subject to expense caps that after the date of the Merger will have the effect of reducing or eliminating those increases until July 2013 at the earliest. See the pro forma information in the section entitled "Shareholder Fee and Fund Expense Comparison" for information concerning such expense caps.

Portfolio Managers

WELLS FARGO ADVANTAGE INTRINSIC WORLD EQUITY FUND

The following portfolio managers perform day-to-day investment management activities for the Wells Fargo Advantage Intrinsic World Equity Fund.
David Graham
 Mr. Graham is jointly responsible for managing the Wells Fargo Advantage Intrinsic World Equity Fund, which he has managed since 2007. Mr. Graham is a Senior Vice President and serves as a Senior Analyst with MWCM's investment team. He joined MWCM in 2000. Education: B.S., Economics, Occidental College; M.B.A., Stanford University.

Gary Lisenbee
 Mr. Lisenbee is jointly responsible for managing the Wells Fargo Advantage Intrinsic World Equity Fund, which he has managed since 2007. Mr. Lisenbee is Chief Executive Officer and serves as Chief Investment Officer with MWCM's investment team. He co-founded MWCM in 1997. Education: B.A., Accounting, California State University, Fullerton; M.A., Economics, California State University, Fullerton.

Jeffrey Peck
 Mr. Peck is jointly responsible for managing the Wells Fargo Advantage Intrinsic World Equity Fund, which he has managed since 2007. Mr. Peck is Director of Research and serves as Lead Strategist with MWCM's investment team. He joined MWCM in 2004. Previously, he served as Equity Research Analyst with both Janney Montgomery Scott and Bear Stearns Co., Inc. Mr. Peck has been working in the investment management field since 1995. Education: B.S., Mechanical Engineering, State University of New York, Buffalo; M.B.A., New York University's Stern School of Business.

WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND

The following portfolio managers perform day-to-day investment management activities for the Wells Fargo Advantage Large Company Value Fund.
William F. K. Schaff, CFA
 Mr. Schaff is jointly responsible for managing the Wells Fargo Advantage Large Company Value Fund, which he has managed since 2008. Mr. Schaff is Founder and CEO of Phocas Financial, and has jointly managed the Phocas Real Estate Fund and Phocas Small Cap Value Fund since 2006. Prior to 2006, for the last twenty years, Mr. Schaff has managed institutional equity portfolios and mutual funds for Bay Isle Financial LLC, Janus Capital Group, Berger LLC, and the Undiscovered Managers organization. Education: B.A., Chemistry, University of California, Santa Barbara; M.S., Engineering, University of California, Davis.

Stephen L. Block, CFA
 Mr. Block is jointly responsible for managing the Wells Fargo Advantage Large Company Value Fund, which he has managed since 2008. Prior to joining Phocas Financial in March 2006, Mr. Block worked at Bay Isle Financial, LLC ("Bay Isle"), where he served as a Senior Portfolio Manager for private clients, and as a co-Portfolio Manager of Bay Isle's Large Cap Value and REIT institutional products. Education: B.A., Quantitative Economic Decision Science, University of California, San Diego; M.B.A., Accounting and Finance, University of Michigan's Ross School of Business.

Each Acquiring Fund's Statement of Additional Information contains additional information about the Acquiring Fund's portfolio managers, including other accounts managed, ownership of Acquiring Fund shares and elements of compensation.

MERGER INFORMATION

Board Considerations

At a regular Board meeting held on May 17-18, 2011 (the "Meeting"), the Board of Trustees of the Wells Fargo Advantage Funds considered the proposed Mergers of the Disciplined Value Fund into the Large Company Value Fund and the Disciplined Global Equity Fund into the Intrinsic World Equity Fund. In connection with the Meeting, Funds Management provided extensive background materials and analyses to the Board. These materials included information on the investment objectives and principal investment strategies of the Target Funds and the Acquiring Funds, comparative operating expense ratios, certain tax information, asset size, risk profile and investment performance information, and an analysis of the projected benefits of the Mergers. Funds Management responded to questions at the Meeting and throughout the course of the Board's consideration of these matters.

After reviewing and discussing these materials and analyses among the Board members, with management, and with its legal advisers, the Board unanimously approved the Plan at the Meeting. In its deliberations, the Board recognized that some of the projected benefits of the Plan would accrue to Funds Management and its affiliates rather than Target Fund shareholders. In this regard, the Board noted that Funds Management and its affiliates are likely to benefit from the elimination of duplicative Funds and expenses, and from other cost savings resulting from the rationalization of the product line, among other things. The Board recognized this sharing of benefits in the context of evaluating the Plan overall and determining that the Merger of each Target Fund into the corresponding Acquiring Fund would be in the best interests of the Target Fund. The Board further determined that the interests of existing shareholders of each Target Fund would not be diluted as a result of the respective Merger.

Accordingly, the Board unanimously recommends that shareholders of each Target Fund vote to approve the Merger for the following reasons:

OVERALL PRODUCT LINE AND FUND VIABILITY

The Board noted that the Merger of each Target Fund into the respective Acquiring Fund is related to Wells Capital's agreement to contribute its GSP business to Golden Capital in exchange for Wells Capital's acquisition of an additional 20% ownership interest in Golden Capital (the "Transaction"). Funds Management advised the Board that, as a result of the Transaction, Wells Capital will no longer be able to provide investment sub-advisory services through its GSP team to the Target Funds. This led Funds Management and the Board to consider various alternatives with respect to the management of the Target Funds, including replacing Wells Capital with Golden Capital or another sub-adviser, as well as the proposed Mergers. The Large Company Value Fund, which is the Acquiring Fund for the Disciplined Value Fund, is sub-advised by Phocas Financial. Phocas Financial is not affiliated with Funds Management or Wells Capital. The Intrinsic World Equity Fund, which is the Acquiring Fund for the Disciplined Global Equity Fund, is sub-advised by MWCM, an affiliate of Funds Management. In deciding to proceed with the proposed Mergers, the Board considered that the proposed Mergers also provide an opportunity to streamline product offerings and combine the Target Funds with other funds in the Wells Fargo Advantage Funds complex that have compatible investment objectives and principal investment strategies. The Board noted that this streamlining can enable management, distribution and other resources to be more effectively concentrated on a more focused group of portfolios.

Each Merger is expected to enhance the viability of the combined fund. By combining funds, the Wells Fargo Advantage Funds complex also may be able to take steps towards eliminating certain costs associated with maintaining separate funds and improving potential shareholder returns. The Board determined that the elimination of such costs and the spreading of certain costs across a larger asset base can benefit shareholders over time by facilitating potential reductions in operating expense ratios.

PORTFOLIO MANAGEMENT

The Board considered the investment strategy similarities and differences described under Specific Considerations, below, and determined that the investment strategies of each Acquiring Fund were similar to those of the corresponding Target Fund, allowing shareholders to continue to own a similar fund. The Board also considered the fact that each Target Fund is managed by an affiliate of Funds Management using a quantitative investment strategy, while each corresponding Acquiring Fund is actively managed by an affiliated or non-affiliated sub-adviser, as applicable. To the extent the investment strategy of an Acquiring Fund differs from that of the corresponding Target Fund, the Board considered those differences as part of its overall determination that the Merger would be in the best interests of the Target Fund. The Board also received information about the portfolio managers who would be managing each Acquiring Fund and satisfied itself as to the nature and quality of advisory services expected to be provided by the relevant sub-adviser for the benefit of each Acquiring Fund's shareholders.

GREATER POTENTIAL ECONOMIES OF SCALE IN THE FUTURE

The Board also considered that each Target Fund may benefit from the potential for greater economies of scale in the future by merging into a combined Acquiring Fund that is expected to have greater asset growth potential following the Merger than each separate Target Fund currently has.

COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

As discussed further under Specific Considerations, below, and in the section entitled "Investment Goal and Strategy Comparison," each Acquiring Fund and corresponding Target Fund has compatible investment objectives and principal investment strategies. The Board also noted that each Acquiring Fund has significantly fewer investment holdings than those of its corresponding Target Fund. In this regard, the Board evaluated information about the shareholder impact of the portfolio turnover and transaction expenses associated with transitioning each Target Fund's portfolio toward a more focused group of holdings. The Board considered management's representation that the Merger is not expected to significantly alter the risk/potential return profile of any Target Fund shareholder's investment. The Board also noted that, although each of the Disciplined Value Fund and the Disciplined Global Equity Fund is managed using a quantitative investment strategy and the Acquiring Funds are actively managed, the Disciplined Value Fund was actively managed prior to 2005, and the Disciplined Global Equity Fund was actively managed prior to 2004. The Board also considered the fact that the Disciplined Value Fund has acquired the assets of multiple actively managed funds over the years through other fund mergers.

COMPARATIVE PERFORMANCE

The Board reviewed each Target Fund's and each Acquiring Fund's absolute performance, as well as its performance relative to a universe of similar funds indentified by an independent data provider. For each Merger, the absolute investment performance of the Acquiring Fund has been superior to that of the corresponding Target Fund over the three-year period ended March 31, 2011, as well as certain other periods reviewed. Shareholders should consult the chart in the section entitled "Fund Performance Comparison" for Fund-specific calendar year performance information. Of course, past performance is not predictive of future results.

GROSS AND NET OPERATING EXPENSE RATIOS OF THE FUNDS

The Board noted that, in large part due to higher advisory fee schedules, each Acquiring Fund's gross operating expense ratios for its share classes based on data for the six months ended March 31, 2011 are higher than those of the corresponding share classes of the Target Fund based on data from the same period. The Board specifically considered the higher advisory fee schedules of the Acquiring Funds relative to those of the Target Funds in the context of the actively managed strategies of the Acquiring Funds compared to the quantitatively managed strategies of the Target Funds. The Board further noted that, although data for the six months ended March 31, 2011 reflected higher gross expense ratios for the share classes of the Acquiring Funds, a comparison of gross expense ratios over other time periods may show different results.

The Board noted, however, that the net operating expense ratios of the share classes of the Acquiring Fund on a pro forma basis will be identical to those of the corresponding share classes of the respective Target Fund due to waivers and expense reimbursements that Funds Management has committed to establish effective upon the closing of the Mergers. Funds Management has agreed to maintain such pro forma net operating expense ratio caps for the respective share classes for approximately a two-year period from the closing date of the Merger (until July 18, 2013) and, thereafter, the caps for the share classes cannot be raised without Board approval. Thus, a Target Fund shareholder will not experience an increase in its share class net operating expense ratio above its corresponding share class current expense ratio until July 2013 at the earliest. Shareholders should consult the section entitled "Shareholder Fee and Fund Expense Comparison" for Fund-specific gross and net operating expense ratio information.

EXPECTED TAX-FREE CONVERSION OF THE TARGET FUND SHARES

The Board also considered the expectation that each Merger will be treated as a "reorganization" for U.S. federal income tax purposes. If, prior to the Merger, a Target Fund shareholder holding shares in a taxable account were to redeem the Target Fund shares to invest the proceeds in another fund or other investment product, the shareholder generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. In contrast, by participating in the Mergers, it is expected that: (1) shareholders will not recognize a taxable gain or a loss on the exchange of Target Fund shares for shares of the same or a comparable class of the corresponding Acquiring Fund; (2) shareholders will have the same tax basis in Acquiring Fund shares as in Target Fund shares; and (3) assuming that shareholders hold Target Fund shares as a capital asset, the holding period for the Acquiring Fund shares will include the period for which the shareholder held Target Fund shares. Shareholders will continue to have the right to redeem any or all shares at net asset value, net of any applicable contingent deferred sales charge, at any time, in which case, a shareholder holding shares in a taxable account generally would recognize a gain or loss for U.S. federal income tax purposes.

Shareholders should review the section entitled "Material U.S. Federal Income Tax Consequences of the Mergers" for a description of the material U.S. federal income tax consequences of the Mergers, including an explanation of the possible tax consequences of a Target Fund's disposition of a substantial portion of its portfolio securities.

EXPENSES OF THE MERGER

Funds Management or an affiliate thereof has agreed to bear all expenses incurred in connection with each Merger (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger), whether or not the Merger is consummated.

Specific Considerations

The Board also considered certain factors specific to each Merger in concluding that each proposed Merger is in the best interests of each Target Fund. Some of the specific factors that the Board considered are detailed below.

Merger of the Disciplined Value Fund into the Large Company Value Fund

The Board considered the benefits of combining funds that have similar investment objectives and principal investment strategies. In considering the Merger, the Board noted that both the Disciplined Value Fund and the Large Company Value Fund have a policy of investing at least 80% of their assets in equity securities of large-capitalization companies. The Board further considered that both Funds define large-capitalization companies as those with market capitalizations within the range of the Russell 1000 Index.

The Board further considered that the Large Company Value Fund may invest up to 25% of its assets in equity securities of foreign issuers through ADRs and similar investments, while the Disciplined Value Fund may invest in foreign securities but does not do so as part of its principal investment strategy. The Board also noted that, based on performance data for a representative class of shares, the Large Company Value Fund has a stronger investment performance record than the Disciplined Value Fund for the three-year period ended March 31, 2011. The Board further noted that this three-year period corresponds to the period during which Phocas Financial has been providing investment sub-advisory services to the Large Company Value Fund.

Merger of the Disciplined Global Equity Fund into the Intrinsic World Equity Fund

The Board considered the benefits of combining funds that have similar investment objectives and principal investment strategies. In considering the Merger, the Board noted that the Disciplined Global Equity Fund and the Intrinsic World Equity Fund normally invest at least 80% of their assets in equity securities of companies located in no fewer than three countries, which may include the U.S. and that both Funds may invest more than 25% of their total assets in any one country. The Board further considered that, although the Intrinsic World Equity Fund has a policy of investing between 30% and 70% of its total assets in equity securities of U.S. companies, whereas the Disciplined Global Equity Fund does not have such an express policy, both funds hold, and have historically held, a significant number of equity securities of U.S. companies.

The Board further considered that the Intrinsic World Equity Fund has a policy to invest in equity securities of approximately 40 to 60 companies located worldwide, while the Disciplined Global Equity Fund generally invests in a larger number of companies. The Board also noted that, based on performance data for a representative class of shares, the Intrinsic World Equity Fund has a stronger investment performance record than the Disciplined Global Equity Fund for the one-year and three-year periods ended March 31, 2011. MWCM has been providing investment sub-advisory services to the Intrinsic World Equity Fund since 2007.

Agreement and Plan of Reorganization and Related Matters

Each Target Fund will be reorganized into its corresponding Acquiring Fund pursuant to the Plan, a form of which is attached as Exhibit A. The following summary of the Plan is qualified in its entirety by reference to Exhibit A attached hereto.

The Plan provides that the Acquiring Fund will acquire all of the assets of the corresponding Target Fund in exchange for shares of equal value of the Acquiring Fund (measured on the business day immediately preceding the Merger) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, at 9:00 a.m. Eastern Time on a particular Merger date (the "Effective Time").

The number of full and fractional shares of each class of an Acquiring Fund to be received by each class of its corresponding Target Fund will be determined by dividing the value of assets net of known liabilities attributable to such Target Fund class by the net asset value ("NAV") of one share of the applicable Acquiring Fund class. The Plan specifies that the method of determining the value of the assets net of liabilities and the NAV of each class of the Acquiring Fund shall be the same method used in determining the NAV of the Acquiring Fund in the ordinary course. The valuation will be conducted on the business day immediately preceding the Effective Time or upon such other date as the parties may agree, as of the last time that the Acquiring Fund ordinarily calculates its NAV, or as of such other time as the parties may agree (the "Valuation Date").

Prior to the Closing Date, each Target Fund will declare a distribution which, together with all previous distributions, shall have the effect of distributing to the Target Fund's shareholders (in shares of the Target Fund, or in cash, as the shareholder has previously elected) substantially all of the Target Fund's undistributed investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and all of its undistributed net capital gain realized in all taxable periods ending on or prior to the Closing Date (after reduction by any available capital loss carryforwards).

At the Effective Time or as soon as reasonably practicable thereafter, the Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of the Target Trust in accordance with applicable law and its Declaration of Trust.

A majority of the Board of Trustees may terminate the Plan on behalf of any Target Fund or Acquiring Fund under certain circumstances. In addition, completion of a Merger is subject to numerous conditions set forth in the Plan, including approval by Target Fund shareholders, the accuracy of various representations and warranties, and receipt of a tax opinion generally to the effect that the Merger will qualify as a tax-free "reorganization" for U.S. federal income tax purposes.

Whether or not the Merger is consummated, Funds Management or one of its affiliates will pay all expenses incurred by the Target Fund and Acquiring Fund in connection with the Merger (including the cost of any proxy solicitor), except portfolio transaction costs incurred in purchasing or disposing of securities. If a Target Fund's shareholders do not approve the Merger, the Board of Trustees on behalf of the Target Fund may consider other possible courses of action with respect to the Target Fund, including, without limitation, a merger with another fund or a liquidation of the Target Fund.

Material U.S. Federal Income Tax Consequences of the Mergers

The following discussion summarizes certain material U.S. federal income tax consequences of your Merger, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this prospectus/proxy statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Mergers or of holding Acquiring Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Target Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Target Fund shares as a capital asset at the time of the Mergers; or an entity taxable as a partnership for U.S. federal income tax purposes.

We have not requested and will not request an advance ruling from the Internal Revenue Service ("IRS") as to the U.S. federal income tax consequences of the Mergers or any related transaction. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisers and financial planners as to the particular tax consequences of your Merger and of holding Acquiring Fund shares to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Mergers as Tax-Free "Reorganizations" Under the Internal Revenue Code

The obligation of the Funds to consummate the Mergers is contingent upon their receipt of an opinion from Proskauer Rose LLP, special tax counsel to the Acquiring Funds, generally to the effect that each Merger will qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code with respect to each Acquiring Fund and its corresponding Target Fund, and therefore generally:

  no gain or loss will be recognized by the Acquiring Fund upon receipt of the corresponding Target Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

  the Acquiring Fund's tax basis in the assets of the corresponding Target Fund transferred to the Acquiring Fund in the Merger will be the same as the Target Fund's tax basis in the assets immediately prior to the transfer;

  the Acquiring Fund's holding periods for the assets of the corresponding Target Fund will include the periods during which such assets were held by the Target Fund;

  no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund's assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

  no gain or loss will be recognized by the Target Fund's shareholders upon the exchange of their Target Fund shares for Acquiring Fund shares;

  the tax basis of Acquiring Fund shares a Target Fund shareholder receives in connection with the Merger will be the same as the tax basis of his or her Target Fund shares exchanged therefor;

  a Target Fund shareholder's holding period for his or her Acquiring Fund shares will include the period for which he or she held the Target Fund shares exchanged therefor; and

  the Acquiring Fund will succeed to, and take into account the items of the Target Fund described in Section 381(c) of the Internal Revenue Code, subject to the conditions and limitations specified in the Internal Revenue Code and the U.S. Treasury regulations thereunder.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by us on behalf of the Acquiring Funds and the Target Funds.

Status as a Regulated Investment Company

Since its formation, each Fund has elected and believes it has qualified to be treated as a separate "regulated investment company," or "RIC," under Subchapter M of the Internal Revenue Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.

Distribution of Income and Gains

In connection with a Merger, a substantial portion of the securities held by your Target Fund may be disposed of prior to your Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any capital gains recognized on a net basis in any such sales that occur prior to your Merger will be distributed to your Target Fund's shareholders as capital gains dividends (to the extent of net capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Additionally, your Target Fund's taxable year will end as a result of your Merger, which will accelerate any distributions to shareholders from your Target Fund for its short taxable year ending on the date of the Merger. Prior to your Merger, your Target Fund will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Merger. Such distributions will be made to such shareholders before or after the Mergers. A Target Fund shareholder will be required to include any such distributions in his or her taxable income for the taxable year in which such shareholder receives the distributions. This may result in the recognition of income that could have been deferred or never realized had the Mergers not occurred.

Tax Attributes of the Combined Funds: Utilization of Loss Carryforwards and Unrealized Losses

For net capital losses realized in taxable years beginning before January 1, 2011, U.S. federal income tax law permits RICs to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund's net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund's next taxable year and the excess of a Fund's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. The Funds cannot carry back or carry forward any net operating losses.

Both Target Funds are presently entitled to significant capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 than would otherwise occur. In addition, the Mergers are expected to result in a limitation on the ability of certain of the Acquiring Funds to use capital loss carryforwards of the Target Funds and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, pursuant to Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation for capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011. The Section 382 limitation as to a Target Fund generally will equal the product of the net asset value of the Target Fund immediately prior to the Mergers and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of May 2011, the long-term tax-exempt rate is 4.55%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers. In certain instances, under Section 384 of the Internal Revenue Code, an Acquiring Fund will also be prohibited from using its corresponding Target Fund's capital loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Merger, to the extent such gains are realized within five years following the Merger. While the ability of an Acquiring Fund to absorb a Target Fund's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 expire eight taxable years following realization, including the short taxable year resulting from a Merger, substantially all of a Target Fund's capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 may become permanently unavailable where the limitation applies. Even if an Acquiring Fund is able to utilize capital loss carryforwards or unrealized losses of a Target Fund, the tax benefit resulting from those losses will be shared by both the Target Fund and Acquiring Fund shareholders following a Merger. Therefore, a Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Mergers did not occur.

In general, the limitation under Section 382 will apply to capital loss carryforwards and unrealized losses of a Target Fund when its shareholders will hold less than 50% of the outstanding shares of an Acquiring Fund immediately following a Merger. Accordingly, it is expected that the limitation will apply to any losses of Wells Fargo Advantage Disciplined Global Equity Fund. Even if a Merger does not result in the limitation on the use of losses, future transactions by an Acquiring Fund may do so.

As of March 31, 2011, for U.S. federal income tax purposes Wells Fargo Advantage Disciplined Global Equity Fund had capital loss carryforwards of approximately $8.5 million, equal to approximately 12.3% of its assets, and net unrealized gain. These figures are likely to change by the date of the Mergers, and do not reflect the impact of the Mergers, including, in particular, the application of the loss limitation rules discussed herein.

Target Fund shareholders will benefit from any capital loss carryforwards and unrealized capital losses of an Acquiring Fund. An Acquiring Fund's ability to use its own capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under Section 382 of the Internal Revenue Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of the Acquiring Fund immediately prior to the Mergers and the long-term tax-exempt rate in effect at such time. While the ability of an Acquiring Fund to absorb its losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards attributable to net capital losses realized in taxable years before January 1, 2011 expire eight taxable years following realization, substantially all of its capital loss carryforwards attributable to net capital losses realized in taxable years before January 1, 2011 may become permanently unavailable where the limitation applies. In general, the limitation will apply to an Acquiring Fund when its shareholders will hold less than 50% of its outstanding shares immediately following a Merger. Accordingly, it is expected that the limitation will apply to any losses of Wells Fargo Advantage Large Company Value Fund. Even if a Merger does not result in the limitation on the use of an Acquiring Fund's losses, prior or future transactions involving an Acquiring Fund may have caused or will cause such limitations to apply.

As of March 31, 2011, for U.S. federal income tax purposes Wells Fargo Advantage Large Company Value Fund had capital loss carryforwards of approximately $19.3 million, equal to approximately 14.2% of its net assets, and net unrealized gain. These figures are likely to change by the date of the Mergers, and do not reflect the impact of the Mergers, including, in particular, the application of the loss limitation rules discussed herein.

Finally, in addition to the other limitations on the use of losses, under Section 381 of the Internal Revenue Code, for the taxable year of the Mergers, only that percentage of an Acquiring Fund's capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following a Merger can be reduced by a Target Fund's capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Internal Revenue Code, as described above).

U.S. Federal Income Taxation of an Investment in an Acquiring Fund

The following discussion summarizes certain material U.S. federal income tax consequences of an investment in an Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the prospectuses and statements of additional information for the Acquiring Funds for additional U.S. federal income tax information.

Qualification as a Regulated Investment Company. It is intended that each Acquiring Fund will qualify as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code. Each Acquiring Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to RICs generally will apply separately to each Acquiring Fund even though each Acquiring Fund is a series of the Acquiring Trust. Furthermore, each Acquiring Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Internal Revenue Code, each Acquiring Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Internal Revenue Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to an Acquiring Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

Each Acquiring Fund must also diversify its holdings so that, at the end of each quarter of an Acquiring Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Acquiring Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Acquiring Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Acquiring Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to an Acquiring Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If an Acquiring Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Acquiring Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Acquiring Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, each Acquiring Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If an Acquiring Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, an Acquiring Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, an Acquiring Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from an Acquiring Fund in the year they are actually distributed. However, if an Acquiring Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Acquiring Fund and its shareholders will be treated as if the Acquiring Fund paid the distribution by December 31 of the first taxable year. Each Acquiring Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that an Acquiring Fund will not be subject to U.S. federal income taxation.

Moreover, the Acquiring Funds may retain for investment all or a portion of their net capital gain. If an Acquiring Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long- term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of an Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. An Acquiring Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, an Acquiring Fund fails to qualify as a RIC and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from such Acquiring Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, an Acquiring Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring Fund to the IRS. In addition, if an Acquiring Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring Fund generally will be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. An Acquiring Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Acquiring Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits an Acquiring Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect an Acquiring Fund's total returns, it may reduce the amount that an Acquiring Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Acquiring Fund shares on Acquiring Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods used by the Acquiring Funds, and thus the Acquiring Funds' use of these methods may be subject to IRS scrutiny.

Excise Tax. If an Acquiring Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, an Acquiring Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. The Acquiring Funds generally intend to actually distribute or be deemed to have distributed substantially all of their ordinary income and capital gain net income, if any, by the end of each calendar year and thus expect not to be subject to the excise tax. However, no assurance can be given that an Acquiring Fund will not be subject to the excise tax. Moreover, the Acquiring Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by an Acquiring Fund is determined to be de minimis).

Taxation of Acquiring Fund Investments. In general, realized gains or losses on the sale of securities held by an Acquiring Fund will be treated as capital gains or losses, and long-term capital gains or losses if an Acquiring Fund has held the disposed securities for more than one year at the time of disposition.

If an Acquiring Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, the Acquiring Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if an Acquiring Fund purchases a debt obligation with market discount (generally, a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Acquiring Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. An Acquiring Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Acquiring Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by an Acquiring Fund which the Acquiring Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Acquiring Fund.

If an Acquiring Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when an Acquiring Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by an Acquiring Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by an Acquiring Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by an Acquiring Fund of the option from its holder, such Acquiring Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Acquiring Fund in the closing transaction. Some capital losses realized by an Acquiring Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Acquiring Fund pursuant to the exercise of a covered call option granted by it, the Acquiring Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Acquiring Fund pursuant to the exercise of a put option granted by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Acquiring Funds will be deemed "Section 1256 contracts." An Acquiring Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require an Acquiring Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require an Acquiring Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by an Acquiring Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of an Acquiring Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to an Acquiring Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable such Acquiring Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds an Acquiring Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Acquiring Fund or its shareholders in future years.

Offsetting positions held by an Acquiring Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Acquiring Fund is treated as entering into a "straddle" and at least one (but not all) of the Acquiring Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Internal Revenue Code, described above, then such straddle could be characterized as a "mixed straddle." An Acquiring Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Acquiring Fund, losses realized by an Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, an Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where an Acquiring Fund had not engaged in such transactions.

If an Acquiring Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when an Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon an Acquiring Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon an Acquiring Fund's holding period in the position and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of an Acquiring Fund's taxable year and such Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Acquiring Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Internal Revenue Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain an Acquiring Fund would have had if the Acquiring Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, an Acquiring Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments to the holding periods of the Acquiring Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while the Acquiring Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Acquiring Fund as a RIC might be jeopardized. Certain requirements that must be met under the Internal Revenue Code in order for each Acquiring Fund to qualify as a RIC may limit the extent to which an Acquiring Fund will be able to engage in derivatives transactions.

An Acquiring Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require an Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. An Acquiring Fund's investments in REIT equity securities may at other times result in the Acquiring Fund's receipt of cash in excess of the REIT's earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for U.S. federal income tax purposes. Dividends received by the Acquiring Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
An Acquiring Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or in other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, an Acquiring Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Internal Revenue Code) is a record holder of a share in an Acquiring Fund, then the Acquiring Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, an Acquiring Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Acquiring Fund. The Acquiring Funds have not yet determined whether such an election will be made.

Although the Acquiring Funds are not prohibited from making foreign investments, currently the Acquiring Funds do not anticipate making any significant foreign investments. However, if an Acquiring Fund acquires any equity interest in a passive foreign investment company (a "PFIC"), adverse U.S. federal income tax consequences may result.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Acquiring Funds may involve complex tax rules that may result in income or gain recognition by the Acquiring Funds without corresponding current cash receipts. Although the Acquiring Funds seeks to avoid significant non-cash income, such non-cash income could be recognized by the Acquiring Funds, in which case the Acquiring Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Acquiring Funds could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. Distributions paid out of an Acquiring Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring Funds, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on the Acquiring Funds' shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when an Acquiring Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Acquiring Funds' earnings and profits, described above, are determined at the end of the Acquiring Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of an Acquiring Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Acquiring Fund shares and then as capital gain. The Acquiring Funds may make distributions in excess of their earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that an Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by the Acquiring Funds as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed an Acquiring Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Acquiring Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Acquiring Funds will designate capital gain dividends, if any, in a written statement furnished to its shareholders after the close of such Acquiring Fund's taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest an Acquiring Fund earned on direct obligations of the U.S. government if such Acquiring Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Acquiring Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Acquiring Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Acquiring Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of an Acquiring Fund or a different RIC, the sales charge previously incurred in acquiring the Acquiring Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Acquiring Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61 day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Acquiring Fund share and such Acquiring Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Acquiring Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this filing.

Foreign Taxes. Amounts realized by an Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of an Acquiring Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Acquiring Fund will be eligible to file an annual election with the IRS pursuant to which the Acquiring Fund may pass through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Acquiring Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only Wells Fargo Advantage Intrinsic World Equity Fund may qualify for and make the election; however, even if an Acquiring Fund qualifies for the election for any year, it may not make the election for such year. If an Acquiring Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If an Acquiring Fund does elect to "pass through" its foreign taxes paid in a taxable year, the Acquiring Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Acquiring Funds' foreign taxes paid.

Even if an Acquiring Fund qualifies for the election, foreign income and similar taxes will only pass through to the Acquiring Fund's shareholders if the Acquiring Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Acquiring Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Acquiring Fund distributions corresponding with the pass through of such foreign taxes paid by the Acquiring Fund, and (ii) with respect to dividends received by the Acquiring Fund on foreign shares giving rise to such foreign taxes, the Acquiring Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Acquiring Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. An Acquiring Fund may choose not to make the election if the Acquiring Fund has not satisfied its holding requirement.

If an Acquiring Fund makes the election, the Acquiring Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Acquiring Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Acquiring Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Acquiring Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

U.S. Federal Income Tax Rates. Non-corporate Acquiring Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 35% on ordinary income and 15% on long-term capital gain for taxable years beginning on or before December 31, 2012. Under current law, long-term capital gain will be taxed at a maximum rate of 20% for taxable years beginning on or after January 1, 2013.

In general, for taxable years beginning before January 1, 2013, "qualified dividend income" realized by noncorporate Acquiring Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. After this date, all dividend income generally will be taxed at the same rate as ordinary income. If 95% or more of an Acquiring Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Acquiring Fund shares for at least 61 days during the 121-day period beginning 60 days before the Acquiring Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of an Acquiring Fund's income is attributable to qualified dividend income, then only the portion of the Acquiring Fund's distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by an Acquiring Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Acquiring Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Acquiring Fund shareholders therefore are urged to consult their own tax advisers and financial planners.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Acquiring Funds may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various "sunset" provisions of U.S. federal income tax laws.
For taxable years beginning after December 31, 2012, noncorporate Acquiring Fund shareholders generally will be subject to a 3.8% tax on their "net investment income," which ordinarily includes taxable distributions received from the Acquiring Funds and taxable gain on the disposition of Acquiring Fund shares.
For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sales in respect of Acquiring Fund shares received by Acquiring Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Acquiring Funds will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding. The Acquiring Funds are generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an Acquiring Fund shareholder if (i) the shareholder fails to furnish an Acquiring Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies an Acquiring Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, with respect to certain distributions made to foreign shareholders in taxable years beginning before January 1, 2012, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are reported as "interest related dividends" or "short term capital gain dividends" in a written statement furnished to shareholders (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that an Acquiring Fund would designate any of its distributions as interest related dividends or short term capital gain dividends, even if it is permitted to do so. In the case of shares held through an intermediary, even if an Acquiring Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Acquiring Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.
With respect to payments made after December 31, 2012, a withholding tax of 30% will be imposed on dividends from, and the gross proceeds of a disposition of, Acquiring Fund shares paid to certain foreign entities unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of this legislation on their investment in an Acquiring Fund.
Before investing in an Acquiring Fund's shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder's investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Acquiring Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Acquiring Fund shares through such plans and/or accounts.

Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Acquiring Funds. Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if an Acquiring Fund has state or local governments or other tax-exempt organizations as shareholders. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Internal Revenue Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Legislative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Acquiring Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your tax advisors and financial planners concerning the status of legislative proposals that may pertain to holding Acquiring Fund shares.

Buying, Selling and Exchanging Fund Shares

Share Class Information

The following is a summary description of the share classes of the Target Funds and the Acquiring Funds involved in the Mergers.

  12b-1 Fees. Wells Fargo Advantage Funds have adopted a Distribution Plan (a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for certain classes. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Fees paid under the 12b-1 Plan by Class B shares that are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) primarily cover past sales and distribution services, as well as ongoing services to shareholders. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges. The following table sets forth the 12b-1 fee charged to each class of Wells Fargo Advantage Funds.

Wells Fargo Advantage Fund Class	12b-1 Fee as a Percentage of Net Assets
Class A	0.00%
Class C	0.75%
Administrator Class	0.00%
Institutional Class	0.00%
Investor Class	0.00%

Shareholder Servicing Plan
 Wells Fargo Advantage Funds have a shareholder servicing plan. Under this plan, each Fund, with respect to certain of its classes of shares, has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the applicable share classes of a Fund pay an annual fee of up to 0.25% of the applicable class's average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

  Class A. If you choose to buy Class A shares, you will pay the public offering price (POP) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. Class A shares are also subject to a shareholder servicing fee of up to 0.25% of the class's average daily net assets.

Class A Sales Charge Schedule
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge as % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000-$99,999	4.75%	4.99%	4.00%
$100,000-$249,999	3.75%	3.90%	3.00%
$250,000-$499,999	2.75%	2.83%	2.25%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	0.00%
1	We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers" in your Acquiring Fund's prospectus). For purchases following the Merger, the CDSC you pay is applied to the NAV of the shares on the date of original purchase.

  Class C. If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. For Target Fund shareholders who receive Class C shares in connection with the Merger, the date of purchase is the original purchase date of your Target Fund shares. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses. Class C shares are subject to a 12b-1 fee as shown above and a shareholder servicing fee of up to 0.25% of the class's average daily net assets.

  Administrator Class. Administrator Class shares are offered primarily for direct investment by certain institutions. Administrator Class shares may also be offered through certain financial intermediaries. Administrator Class shares are offered at NAV without a front-end sales charge, CDSC or 12b-1 fee. They are subject to a shareholder servicing fee of up to 0.25% of the class's average daily net assets.

  Institutional Class. Institutional Class shares are offered primarily for direct investment by certain institutions. Institutional Class shares may also be offered through certain financial intermediaries. Institutional Class shares are offered at NAV without a front-end sales charge, CDSC, 12b-1 fee or shareholder servicing fee.

  Investor Class. Investor Class shares are offered at NAV without a front-end sales charge, CDSC or 12b-1 fee. They are subject to a shareholder servicing fee of up to 0.25% of the class's average daily net assets.

Reductions and Waivers of Sales Charges

Generally, more sales charge reductions or waivers for Class A shares are offered than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
 You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

  You pay no sales charges on Fund shares you buy with reinvested distributions.

  You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

  You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A shares of the same Fund within 120 days of the date of the redemption. Subject to the Funds' Short Term Trading Policy, shareholders may not be able to exercise this provision for the first 30 days after your redemption.

  By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

  RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

ACCOUNTS THAT CAN BE AGGREGATED
 You may aggregate the following types of accounts indicated below to qualify for a volume discount:

Can this type of account be aggregated?	Yes	No
Individual accounts	X
Joint accounts	X
UGMA/UTMA accounts	X
Trust accounts over which the shareholder has individual or shared authority	X
Solely owned business accounts	X
RETIREMENT PLANS
Traditional and Roth IRAs	X
SEP IRAs	X
SIMPLE IRAs that use the Wells Fargo Advantage Funds prototype agreement[1]		X
SIMPLE IRAs that do not use the Wells Fargo Advantage Funds prototype agreement	X
403(b) Plan accounts[2]	X
401(k) Plan accounts		X
OTHER ACCOUNTS
529 Plan accounts[1]		X
Accounts held through other brokerage accounts		X
1	These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.
2	Wells Fargo Advantage Funds no longer offers new, or accepts purchases in existing 403(b) accounts utilizing the Wells Fargo Advantage Funds prototype agreement.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase, specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for, the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
 We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supersede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

  Current and retired employees, directors/trustees and officers of:

    Wells Fargo Advantage Funds (including any predecessor funds);

    Wells Fargo and its affiliates; and

    family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

  Current employees of:

    the Fund's transfer agent;

    broker-dealers who act as selling agents;

    family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and

    each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

  Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

  Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

  Section 529 college savings plan accounts.

  Insurance company separate accounts.

  Fund of Funds, including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM), subject to review and approval by Funds Management.

  Investors who held Advisor Class shares of a Wells Fargo Advantage Fund at the close of business on June 20, 2008 (the "Eligibility Time"), so long as the following conditions are met: 1) any purchases at NAV are limited to Class A shares of the same Fund in which the investor held Advisor Class shares at the Eligibility Time; 2) share purchases are made in the same account through which the investor held Advisor Class shares at the Eligibility Time; 3) the owner of the account remains the same as the account owner at the Eligibility Time; and 4) following the Eligibility Time, the account maintains a positive account balance at some time during a period of at least six months in length.

  Investors who held Advisor Class shares at the Eligibility Time are also eligible to exchange their Class A shares for Class A shares of another Wells Fargo Advantage Fund without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange.

The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently changes, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

  Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

  Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

  Former Evergreen Class IS shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at net asset value, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at net asset value.

  Former Evergreen Class R shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at net asset value, without paying the customary sales load, after which subsequent purchases of sharesof the subsequent Fund may also be made at net asset value.

CDSC WAIVERS

  You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

  Waiver of the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

  Waiver of the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

  Waiver of the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

  Waiver of the Class C shares CDSC if the dealer of record waived its commission.

  Waiver of the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

Purchase and Redemption Information

Shares of the Target Funds and Acquiring Funds may be purchased and sold through broker-dealers and other financial intermediaries who have entered into sales agreements with the Funds' principal underwriter, Wells Fargo Funds Distributor, LLC ("WFFD"). Institutional Class shares may also be purchased and sold directly. Additional information on how you can buy, redeem or exchange shares of each Fund is available in the Fund's prospectus and SAI.

The following tables set forth the minimum initial purchase amounts for each applicable class of shares of the Target Funds and the Acquiring Funds, respectively.

Wells Fargo Advantage Funds
	Minimum Initial Purchase of Class A and Class C Shares	Minimum Initial Purchase of Investor Class Shares
Regular Accounts	$1,000	$2,500
Minimum Initial IRAs, IRA Rollovers and Roth IRAs	$250	$1,000
UGMA/UTMA Accounts	$50	$1,000
Employer Sponsored Retirement Plans	None	None

For Institutional Class and Administrator Class shares of the applicable Target Funds and Acquiring Funds, share purchases made through a customer account at your financial intermediary follow that firm's terms. Financial intermediaries may require different minimum investment amounts with respect to both initial and additional purchases. Please consult an account representative from your financial intermediary for specifics. For information on how to purchase Administrator Class or Institutional Class shares directly, please consult the applicable Fund's prospectus and SAI.

For additional purchases of Class A, Class C shares and Investor Class shares, there is a minimum purchase amount of $100 for any share class of a Target Fund or an Acquiring Fund with respect to regular, IRA, IRA rollovers and Roth IRA accounts. For additional purchases through UGMA/UTMA accounts, there is a minimum additional purchase amount of $50. There is no minimum with respect to additional purchases through employer sponsored retirement plans. Additional purchases of Institutional Class shares and Administrator Class shares follow the terms established by the financial intermediary through whom the shares were purchased.

The Funds reserve the right to refuse or cancel a purchase or exchange order for any reason. Additional information concerning purchases and redemptions of shares is contained in each Fund's prospectus and statement of additional information.

Exchange Privileges

Shares of the Wells Fargo Advantage Funds may be exchanged for shares of the same class of any other Wells Fargo Advantage Fund. No sales charge is imposed on an exchange. If you are making an initial investment into a fund through an exchange, you generally must exchange at least the minimum initial purchase amount for the new fund. An exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund's prospectus and SAI.

Small Accounts and Small Account Fee

Wells Fargo Advantage Funds reserves the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, Wells Fargo Advantage Funds will give you approximately 60 days to bring your account above the minimum investment amount.

Financial Intermediary Compensation

If you purchase a Target Fund or an Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Fund Policies and Procedures

Frequent Purchases and Redemptions of Fund Shares

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

  Money market funds;

  Ultra-short funds (includes Adjustable Rate Government Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund;

  Purchases of shares through dividend reinvestments;

  Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

  Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Dividend Policy

The Disciplined Value Fund, Disciplined Global Equity Fund and Intrinsic World Equity Fund generally make distributions of any net investment income and any realized net capital gains at least annually. The Large Company Value Fund generally makes distributiosn of any net investment income at least quarterly and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless you or your financial intermediary directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

See each Fund's prospectus for further information concerning dividends and distributions.

Pricing Fund Shares

The following describes how the Funds price their shares.

The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a share's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The NAV of each share class is calculated separately. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. A Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the reported net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price is established but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See each Target and Acquiring Fund's Statement of Additional Information for additional details regarding the pricing of Fund shares.

INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

The Target Funds and Acquiring Funds are series of the Trust. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Declaration of Trust (the "Declaration of Trust") and applicable state and federal law.

Capitalization

The beneficial interests in the Target Funds and the Acquiring Funds are represented by an unlimited number of transferable shares of beneficial interest. Each Target Fund's and Acquiring Fund's governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by both the Target Funds and Acquiring Funds. Each Target Fund's and Acquiring Fund's shares represent equal proportionate interests in the assets belonging to the shares of the same class of that Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Target Fund and Acquiring Fund vote separately, by class, as to matters that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Further Information on Shareholder Rights

Since each Fund is a series of the Trust, the rights of shareholders of the Funds are identical. For further information, please see the section entitled "Capital Stock" in the Acquiring Fund's SAI.

VOTING INFORMATION CONCERNING THE MEETING

Shareholder Information

This prospectus/proxy statement is being sent to shareholders of each Target Fund in connection with the solicitation of proxies by the Board of Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m., Pacific time, on August 19, 2011 at the offices of Wells Fargo Advantage Funds, 525 Market Street, San Francisco, California 94105, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Target Fund on or about July 1, 2011. Only shareholders of record as of the close of business on May 26, 2011 (the "Record Date") are entitled to notice, and to vote at the Meeting or any adjournment(s) thereof. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by other means, such as by telephone, or attend the Meeting in person. (See the back of this prospectus/proxy statement and the proxy card for voting instructions.) If you wish to attend the Meeting in person, please call (866) 828-6931 for instructions.

You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If you return a properly executed proxy card, but no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Target Fund. If any other matters about which the Target Fund did not have timely notice properly come before the Meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Target Fund. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Target Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, the Target Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the matter.

Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Trust at the address above, stating that the proxy is revoked, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, in accordance with the methods prescribed in this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

The Declaration of Trust states that thirty-three and one-third percent (33 1/3%) of the issued and outstanding shares of a Target Fund entitled to vote in person or by proxy at the Meeting shall constitute a quorum for the transaction of business at the Meeting. However, approval of a Merger requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Target Fund. A vote of the majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of your Target Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of your Target Fund. The outcome of the vote for any Merger will not affect the outcome of the vote for any other proposal.

In voting on the Plan, each share of the Target Fund will be entitled to one vote, and each fractional share will be entitled to a proportionate fractional vote.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Wells Fargo, its affiliates or other representatives of the Target Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund's proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $_____ with respect to the proposals covered by this prospectus/proxy statement. That cost and other expenses of the Meeting and the Merger will be paid by Funds Management or one of its affiliates.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares of a Target Fund represented at the Meeting, either in person or by proxy. Abstentions and broker non-votes will not be voted on a motion to adjourn.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of the Acquiring Fund which they receive in the transaction at their then-current net asset value. Shares of the Target Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of the Target Fund may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

If a Target Fund's shareholders do not vote to approve the Merger, the Board of Trustees of the Trust may consider other possible courses of action, including liquidation of the Target Fund.

The votes of the shareholders of the Acquiring Funds are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Target Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

The number of shares of each Target Fund outstanding as of the Record Date was as follows:

[Table(s) to be added.]

As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund. Except as noted below in the table, to each Fund's knowledge, no persons owned of record 5% or more of any class of shares of the Fund. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

[Table(s) to be added.]

FINANCIAL STATEMENTS

The audited financial highlights of each Target Fund and each Acquiring Fund for the last five fiscal years are incorporated by reference from the applicable Fund's prospectus. The unaudited financial highlights for the Large Company Value Fund for the six-month period ended January 31, 2011 are included in Exhibit D.

The Merger SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, independent registered public accounting firm to each of the Target Funds and Acquiring Funds, thereon.

Fund Name	Financial Statements as of	Audited or Unaudited
Wells Fargo Advantage Disciplined Value Fund	7/31/2010 1/31/2011	Audited Unaudited
Wells Fargo Advantage Large Company Value Fund	7/31/2010 1/31/2011[1]	Audited Unaudited
Wells Fargo Advantage Disciplined Global Equity Fund	10/31/2010	Audited
Wells Fargo Advantage Intrinsic World Equity Fund	10/31/2010	Audited
1	The unaudited financial highlights for the Large Company Value Fund for the six-month period ended January 31, 2011 are included in Exhibit D.

Pro Forma Capitalization

The following table sets forth the capitalizations of each of the Target Funds and the Acquiring Funds as of January 31, 2011, and the capitalization of each Acquiring Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.01, 0.99, 1.01, 1.01 and 0.99 for each Class A, Class C, Administrator Class, Institutional Class and Investor Class share of the Acquiring Fund issued for each share of the Target Fund. The Wells Fargo Advantage Large Company Value Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Disciplined Value Fund (Target Fund)	Wells Fargo Advantage Large Company Value Fund (Acquiring Fund)	Adjustments	Wells Fargo Advantage Large Company Value Fund Proforma
Total Net Assets
Class A	$126,230,030	$572,392	N/A	$126,802,422
Class C	$4,406,530	$527,655	N/A	$4,934,185
Administrator Class	$239,162,533	$1,246,134	N/A	$240,408,667
Institutional Class	$3,812,601	$12,941,846	N/A	$16,754,447
Investor Class	$23,553,053	$118,912,339	N/A	$142,465,392
Total	$397,164,747	$134,200,366	$0	$531,365,113
Net Asset Value per Share
Class A	$12.87	$12.70	N/A	$12.70
Class C	$12.77	$12.95	N/A	$12.95
Administrator Class	$12.83	$12.75	N/A	$12.75
Institutional Class	$12.83	$12.74	N/A	$12.74
Investor Class	$12.82	$12.98	N/A	$12.98
Total Shares Outstanding
Class A	9,805,637	45,081	136,076	9,986,794
Class C	345,172	40,737	(4,970)	380,939
Administrator Class	18,647,082	97,715	106,741	18,851,538
Institutional Class	297,219	1,016,045	2,102	1,315,366
Investor Class	1,836,985	9,159,879	(22,683)	10,974,181
Total	30,932,095	10,359,457	217,266	41,508,818

The following table sets forth the capitalizations of each of the Target Funds and the Acquiring Funds as of October 31, 2010, and the capitalization of each Acquiring Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.86, 0.81, 0.90 and 0.90 for each Class A, Class C, Administrator Class and Institutional Class share of the Acquiring Fund issued for each share of the Target Fund. The Wells Fargo Advantage Intrinsic World Equity Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Disciplined Global Equity Fund (Target Fund)	Wells Fargo Advantage Intrinsic World Equity Fund (Acquiring Fund)	Adjustments	Wells Fargo Advantage Intrinsic World Equity Fund Proforma
Total Net Assets
Class A	$56,893,526	$100,460,417	N/A	$157,353,943
Class C	$7,768,579	$587,860	N/A	$8,356,439
Administrator Class	$1,128,042	$143,637	N/A	$1,271,679
Institutional Class	$10,930	$10,890	N/A	$21,820
Total	$65,801,077	$101,202,804	$0	$167,003,881
Net Asset Value per Share
Class A	$13.02	$15.06	N/A	$15.06
Class C	$11.92	$14.68	N/A	$14.68
Administrator Class	$13.45	$15.02	N/A	$15.02
Institutional Class	$13.46	$15.02	N/A	$15.02
Total Shares Outstanding
Class A	4,370,175	6,670,772	(592,332)	10,448,615
Class C	651,537	40,033	(122,499)	569,071
Administrator Class	83,882	9,565	(8,764)	84,683
Institutional Class	812	725	(84)	1,453
Total	5,106,406	6,721,095	(723,679)	11,103,822

ADDITIONAL INFORMATION

Each Target Fund and Acquiring Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC.

These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

OTHER BUSINESS

The Trustees of each Target Fund do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action by shareholders of a Target Fund, the persons named as proxies will vote in accordance with the views of management of the Target Fund.

THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN WITH RESPECT TO EACH TARGET FUND. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

July 1, 2011

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
 (Certain of the options outlined below may not be available to all shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call The Altman Group, our proxy solicitor, at (866) 828-6931 (toll free).

Exhibit A
Form of Agreement and Plan of Reorganization

WELLS FARGO FUNDS TRUST

WELLS FARGO VARIABLE TRUST

AGREEMENT AND PLAN OF REORGANIZATION

Dated as of ________, 2011

This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this [insert date], 2011, by Wells Fargo Funds Trust and Wells Fargo Variable Trust (each a "Trust"), a Delaware statutory trust, for itself and on behalf of its respective Acquiring Fund(s) and its respective Target Fund(s), as indicated in the chart below.

Target Fund	Acquiring Fund
Core Equity Fund Class A Class B Class C Administrator Class Institutional Class	Opportunity Fund Class A Class B (new class) Class C Administrator Class Institutional Class
Disciplined Global Equity Fund Class A Class C Administrator Class Institutional Class	Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class
Disciplined Value Fund Class A Class C Administrator Class Institutional Class Investor Class	Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class
Growth Opportunities Fund Class A Class C Administrator Class Institutional Class	Discovery Fund Class A Class C Administrator Class Institutional Class
Mid Cap Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	Enterprise Fund Class A Class B (new class) Class C Administrator Class Institutional Class Investor Class
VT Core Equity Fund Class 1 Class 2	VT Opportunity Fund Class 1 (new class) Class 2

WHEREAS, each Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the parties desire that each Acquiring Fund acquire the assets and assume the liabilities of its corresponding Target Fund ("Corresponding Target Fund", as set forth opposite a corresponding Acquiring Fund "Corresponding Acquiring Fund" in the table above) in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund (the "Reorganization");

WHEREAS, the parties desire that the Plan govern, in a single combined document for convenience, the Reorganization involving each Trust and each Target Fund and its Corresponding Acquiring Fund as a separate and independent transaction, and that all references herein to the Reorganization or a Trust or Fund, be interpreted consistent with the transactions being separate and independent; and

WHEREAS, the parties intend that the Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions.

The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.
1934 Act	The Securities Exchange Act of 1934, as amended.
Acquiring Class	The class of the Acquiring Fund's shares that each Trust will issue to the shareholders of the Target Fund Class, as set forth above.
Acquiring Fund Financial Statements

The audited financial statements of the Acquiring Fund for its most recently completed fiscal year and the unaudited financial statements of the Acquiring Fund for its most recently completed semi-annual period.

Assets

All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund's books.

Assets List	A list of securities and other Assets and Known Liabilities of or attributable to the Target Fund as of the date provided.
Board	The Board of Trustees of each Trust.
Closing Date	August 26, 2011 or such other date as the parties may agree to in writing with respect to the Reorganization.
Corresponding Target Class	The Target share class set forth opposite an Acquiring Class in the chart on the first page of this Plan.
Effective Time	9:00 a.m. Eastern Time on the first business day following the Closing Date of the Reorganization, or such other time and date as the parties may agree to in writing.
Fund	The Acquiring Fund or the Target Fund.
Know, Known or Knowledge	Known after reasonable inquiry.
Liabilities	All liabilities of, allocated or attributable to, a Fund, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.
Material Agreements	The agreements to which a Trust is a party that are filed, or are required to be filed, as an exhibit to the Registration Statement.
Registration Statement	The Trust's registration statement on Form N-1A, as filed with the SEC and in effect from time to time.
Reorganization Documents

Such bills of sale, assignments, and other instruments of transfer as each Trust deems desirable for the Target Fund to transfer to the Acquiring Fund all rights and title to and interest in the Target Fund's Assets and Liabilities and for the Acquiring Fund to assume the Target Fund's Assets and Liabilities.

Target Fund Financial Statements

The audited financial statements of the Target Fund for its most recently completed fiscal year and the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

Valuation Time

The time on the Reorganization's Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time as the parties may agree to in writing, that each Trust determines the net asset value of the shares of the Acquiring Fund and determines the value of the Assets of or attributable to the Target Fund, net of known Liabilities. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be the time of day then set forth in the Acquiring Fund's and Target Fund's Registration Statement as the time of day at which net asset value is calculated.

2. Regulatory Filings. Each Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities necessary to consummate the Reorganization.

3. Transfer of Target Fund Assets. Each Trust shall take the following steps with respect to the Reorganization:

(a) At the Effective Time, each Trust with respect to each of its series that is a Target Fund shall assign, transfer, deliver and convey all of such Target Fund's Assets to its Corresponding Acquiring Fund on the bases described in Subsection 3(c) of this Plan. Each Trust with respect to each of its series that is a Acquiring Fund shall then accept its Corresponding Target Fund's Assets and assume its Corresponding Target Fund's Liabilities such that at and after the Effective Time (i) all of the Corresponding Target Fund's Assets at or after the Effective Time shall become and be the Assets of its Corresponding Acquiring Fund and (ii) all of the Corresponding Target Fund's Liabilities at the Effective Time shall attach to its Corresponding Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(b) Within a reasonable time prior to the Closing Date, each Target Fund shall provide, if requested, its Assets List to its Corresponding Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Target Fund's Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Acquiring Fund will advise its Corresponding Target Fund in writing of any investments shown on the Assets List that the Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Acquiring Fund.

(c) Each Trust shall assign, transfer, deliver and convey the Assets of each of its series that is a Target Fund to its Corresponding Acquiring Fund at the Reorganization's Effective Time on the following bases:

(1) In exchange for the transfer of the Assets, each Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class of the Corresponding Acquiring Fund. Each Trust shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Known Liabilities attributable to the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, each Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Known Liabilities of the Corresponding Target Class.

(2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Known Liabilities, as of the Valuation Time substantially in accordance with each Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(3) Each Trust shall cause its custodian to transfer the Target Fund's Assets with good and marketable title to the account of the Acquiring Fund. Each Trust shall cause its custodian to transfer all cash in the form of immediately available funds. Each Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund's account at the Effective Time to the Acquiring Fund's account at the earliest practicable date thereafter.

4. Liquidation and Termination of each Target Fund and Registration of Shares. Each Trust also shall take the following steps for the Reorganization:

(a) At or as soon as reasonably practical after the Effective Time, each Trust shall dissolve and liquidate the Target Fund, and terminate the Target Fund as an authorized series of the Trust, in accordance with applicable law and its Declaration of Trust by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that each Trust declared with respect to the shareholder's Corresponding Target Class shares before the Effective Time. Each Trust shall record on its books the ownership by the shareholders of the Acquiring Fund shares; each Trust shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each Corresponding Target Class. Each Trust does not issue certificates representing Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. Each Trust shall wind up the affairs of its Target Fund(s) and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund(s) in accordance with applicable law and regulations and its Declaration of Trust, as soon as is reasonably practicable after the Effective Time.

(b) If a Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, each Trust shall require the shareholder to (i) furnish each Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of each Trust that such tax has been paid or does not apply.

5. Representations, Warranties and Agreements of Each Trust. Each Trust, on behalf of itself and, as appropriate, each Target Fund and each Acquiring Fund, represents and warrants to, and agrees with, each Acquiring Fund and each Target Fund, respectively as follows:

(a) Each Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board duly established and designated each Fund as a series of each Trust and each Acquiring Class as a class of the Acquiring Fund. Each Trust is an open-end management investment company registered with the SEC under the 1940 Act.

(b) Each Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of each Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of each Trust or any Material Agreement. Each Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d) Each Fund has qualified as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) Each Trust has duly authorized the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Target Fund's Effective Time. When issued and delivered, the Acquiring Fund shares shall have been registered for sale under the 1933 Act and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

(f) Each Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws. Each Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Registration Statement currently in effect. The value of the Assets net of Known Liabilities of the Acquiring Fund has been determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund.

(g) Each Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it or any of its series that is a Fund or its Assets or businesses. There are no facts that each Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it or any of its series that is a Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Neither each Trust nor any Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.

(h) No material default has occurred and is continuing in respect of any Fund under any Material Agreement.

(i) Each Trust has timely filed all tax returns for each of its series that is a Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns. To the Knowledge of each Trust, no such tax return has been or is currently under audit and no assessment has been asserted with respect to any return. Each Trust will file all of the tax returns for each of its series that is a Fund for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(j) Since the date of the Target Fund Financial Statements and the Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund or Acquiring Fund, respectively. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

(k) The Target Fund Financial Statements and the Acquiring Fund Financial Statements, fairly present the financial position of the Acquiring Fund as of the Fund's most recent fiscal year-end and the results of the Fund's operations and changes in the Fund's net assets for the periods indicated. The Target Fund Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(l) To the Knowledge of each Trust, neither any of its series that is a Target Fund or an Acquiring Fund has any Liabilities, whether or not determined or determinable, other than Liabilities disclosed or provided for in the Target Fund Financial Statements and the Acquiring Fund Financial Statements, respectively, or Liabilities incurred in subsequent to the date thereof in the ordinary course of business.

(m) Except as otherwise provided herein, each Trust shall operate the business of each of its series that is a Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of dividends and distributions approved by the Board in anticipation of the Reorganization. Notwithstanding the foregoing, each Fund shall (i) complete all measures prior to the Effective Time to ensure that the Reorganization qualifies as a "reorganization" within the meaning of Section 368(a) of the Code; and (ii) take all other appropriate action necessary to ensure satisfaction of representations in certificates to be provided to Proskauer Rose in connection with their opinion described in Section 6(d), regardless of whether any measures or actions described in this sentence are in the ordinary course.

6. Conditions to Each Trust's Obligations. The obligations of each Trust with respect to the Reorganization shall be subject to the following conditions precedent:

(a) Each Trust shall have duly executed and delivered the Target Fund Reorganization Documents.

(b) All representations and warranties of each Trust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.

(c) Each Trust shall have delivered a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary stating that the representations and warranties of such Trust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time.

(d) Each Trust shall have received an opinion dated as of the Closing Date in a form reasonably satisfactory to it of Proskauer Rose, upon which each Fund and its shareholders may rely, based upon representations reasonably acceptable to Proskauer Rose made in certificates provided by each Trust, on behalf of itself and each Fund, the Funds' affiliates and/or principal shareholders, substantially to the effect that the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(e) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

(g) Each Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

(h) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code, (ii) amounts equal to the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.

(i) The Board of each Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 8 of this Plan.

7. Tax Matters. Except where otherwise required by law, each Trust shall not take a position on any tax returns inconsistent with the treatment of the Reorganization for tax purposes as a "reorganization", within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

8. Survival of Representations and Warranties. The representations and warranties of each Trust shall survive the completion of the transactions contemplated herein.

9. Termination of Plan. The Board may terminate this Plan with respect to the Acquiring Fund or Target Fund, as appropriate, by majority vote, if: (i) the conditions precedent set forth in Section 6, are not satisfied on the Closing Date; or (ii) it becomes reasonably apparent to the Board that such conditions precedent will not be satisfied on the Closing Date; or (iii) the Board makes a good faith determination that it is not in the best interest of the Fund or its shareholders to consummate the Plan.

10. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

11. Amendments. The Reorganization of the Target Funds requires shareholder approval. Each Trust may, by agreement in writing authorized by the Board, amend this Plan with respect to the Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund's shareholders approve of the Reorganization. After a Target Fund's shareholders approve a Reorganization, however, each Trust may not amend this Plan in a manner that materially adversely affects the interests of the Target Fund's shareholders with respect to that Reorganization. This Section shall not preclude each Trust from changing the Closing Date or the Effective Time of a Reorganization.

12. Waivers. At any time prior to the Closing Date, each Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Each Trust agrees that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

13. Limitation on Liabilities. The obligations of each Trust and each Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of each Trust personally, but shall bind only the Assets and property of the particular Fund. The execution and delivery of this Plan by the officers of each Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.

14. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
 for itself and on behalf of its Target Funds
 and on behalf of its Acquiring Funds

ATTEST:

By: _________________________
 Name: C. David Messman
 Title: Secretary

By: __________________________
 Name: Kasey Phillips
 Title: Treasurer

 WELLS FARGO VARIABLE TRUST
 for itself and on behalf of its Target Fund
 and on behalf of its Acquiring Fund

ATTEST:

By: __________________________
 Name: C. David Messman
 Title: Secretary

By: ___________________________
 Name: Kasey Phillips
 Title: Treasurer

Exhibit B
Comparison of the Funds' Fundamental Investment Policies

Borrowing
Target Fund	Acquiring Fund
Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Advantage Large Company Value Fund
Wells Fargo Advantage Disciplined Global Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund
The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Commodities
Target Fund	Acquiring Fund
Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Advantage Large Company Value Fund
Wells Fargo Advantage Disciplined Global Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Concentration
Target Fund	Acquiring Fund
Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Advantage Large Company Value Fund
Wells Fargo Advantage Disciplined Global Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements.

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements.

Diversification
Target Fund	Acquiring Fund
Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Advantage Large Company Value Fund
Wells Fargo Advantage Disciplined Global Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund

The Fund may not purchase the securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

The Fund may not purchase the securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

Issuing Senior Securities
Target Fund	Acquiring Fund
Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Advantage Large Company Value Fund
Wells Fargo Advantage Disciplined Global Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund
The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Lending
Target Fund	Acquiring Fund
Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Advantage Large Company Value Fund
Wells Fargo Advantage Disciplined Global Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Real Estate
Target Fund	Acquiring Fund
Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Advantage Large Company Value Fund
Wells Fargo Advantage Disciplined Global Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Underwriting
Target Fund	Acquiring Fund
Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Advantage Large Company Value Fund
Wells Fargo Advantage Disciplined Global Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

Exhibit C
Additional Performance Information

This section contains additional information regarding performance of the Target Funds and the Acquiring Funds.

Share Class Performance

The following provides additional information about the performance history of the Target Funds and the Acquiring Funds, including information regarding predecessor funds, if any, and whether performance information presented is based on the history of an older share class.

The Wells Fargo Advantage Disciplined Global Equity Fund – Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. The Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund's predecessor, Evergreen Global Large Cap Equity Fund.

The Wells Fargo Advantage Disciplined Value Fund – Historical performance shown for Class A and Class C shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class A and Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. The Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. Historical performance shown for the Investor Class shares prior to their inception reflects the performance of the Administrator Class shares, and has not been adjusted to include the higher expenses applicable to the Investor Class shares. If the expenses of the Investor Class were included, returns would be lower. The Administrator Class annual returns are substantially similar to what the Investor Class annual returns would be because the Administrator Class and Investor Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund's predecessor, Evergreen Disciplined Value Fund.

The Wells Fargo Advantage Intrinsic World Equity Fund – Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. The Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of Class A shares and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund's predecessor, Evergreen Intrinsic World Equity Fund.

The Wells Fargo Advantage Large Company Value Fund – Historical performance shown for the Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which the expenses of Class A shares would have been higher than those of the Investor Class shares.) If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover of each Fund's prospectus.

Exhibit D Financial Highlights

Six Months Ended January 31, 2011 (unaudited)
Wells Fargo Advantage Large Company Value Fund	Class A	Class C	Administrator Class	Institutional Class	Investor Class
Net asset value, beginning of period	$11.04	$11.26	$11.08	$11.08	$11.28
Income from investment operations
Net investment income	0.05	0.01	0.14	0.06	0.05
Net realized and unrealized gain (loss) on investments	1.67	1.69	1.60	1.68	1.70
Total from investment operations	1.72	1.70	1.74	1.74	1.75
Distributions to shareholders from
Net investment income	-0.06	-0.01	-0.07	-0.08	-0.05
Net realized gains	0	0	0	0	0
Total distributions to shareholders	-0.06	-0.01	-0.07	-0.08	-0.05
Net asset value, end of period	$12.70	$12.95	$12.75	$12.74	$12.98
Ratios to average net assets (annualized)
Net investment income	0.86%	0.15%	2.33%	0.88%	0.83%
Gross expenses	1.36%	2.11%	1.21%	0.93%	1.43%
Net expenses	1.25%	2.00%	0.96%	0.75%	1.32%
Total return[1]	15.59%	15.09%	15.76%	15.90%	15.55%
Portfolio turnover rate[2]	15%	15%	15%	15%	15%
Net assets, end of period (000's omitted)	$572	$528	$1,246	$12,942	$118,912
1	Total return calculations do not include any sales charges and would have been lower had certain expenses not been waived or reimbursed during the periodsshown. Returns for periods of less than one year are not annualized.
2	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of lessthan one year are not annualized.

WELLS FARGO FUNDS TRUST

PART B
STATEMENT OF ADDITIONAL INFORMATION (SAI)

STATEMENT OF ADDITIONAL INFORMATION

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

(800) 222-8222

PART B

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2011

Relating to the acquisition of assets of

WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND

a series of

WELLS FARGO FUNDS TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND

a series of

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE DISCIPLINED GLOBAL EQUITY FUND

a series of

WELLS FARGO FUNDS TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE INTRINSIC WORLD EQUITY FUND

a series of

WELLS FARGO FUNDS TRUST

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated July 1, 2011, for the Special Meeting of Shareholders of the Target Funds listed above to be held on August 19, 2011. The Prospectus/Proxy Statement, into which this SAI has been incorporated by reference, may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

  INCORPORATION OF DOCUMENTS BY REFERENCE

IN STATEMENT OF ADDITIONAL INFORMATION

This SAI consists of this cover page and the following described items, which are hereby incorporated by reference and are legally deemed to be part of this SAI:

  The Statement of Additional Information dated December 1, 2010 for Wells Fargo Advantage Disciplined Value Fund and Wells Fargo Advantage Large Company Value Fund, as supplemented from time to time, including on December 3, 2010, December 13, 2010 and February 25, 2011, which was filed electronically with the Securities and Exchange Commission on November 24, 2010, File No. 811-09253, on Form N-1A, accession no. 0001081400-10-000128.

  The Statement of Additional Information dated March 1, 2011 for Wells Fargo Advantage Disciplined Global Equity Fund and Wells Fargo Advantage Intrinsic World Equity Fund, which was filed electronically with the Securities and Exchange Commission on February 24, 2011, File No. 811-09253, on Form N-1A, accession no. 0001081400-11-000032.

  The unaudited financial statements, including the notes to the financial statements, contained in the semi-annual report for Wells Fargo Advantage Disciplined Value Fund and Wells Fargo Advantage Large Company Value Fund for the fiscal period ended January 1, 2011, filed electronically with the Securities and Exchange Commission on April 5, 2011, File No. 811-09253, accession no. 0000950123-11-032812.

The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual reports for Wells Fargo Advantage Disciplined Value Fund and Wells Fargo Advantage Large Company Value Fund for the fiscal year ended July 31, 2010, filed electronically with the Securities and Exchange Commission on October 8, 2010, File No. 811-09253, accession no. 0000950123-10-092379.

The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual reports for Wells Fargo Advantage Disciplined Global Equity Fund and Wells Fargo Advantage Intrinsic World Equity Fund for the fiscal year ended October 31, 2010, filed electronically with the Securities and Exchange Commission on January 4, 2011, File No. 811-09253, accession no. 0000950123-11-000198.

This SAI also contains a Narrative Description of the Pro Forma Combining Effects of the Reorganization.

WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND

WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATION

The unaudited pro forma information provided herein should be read in conjunction with the annual reports and semi annual reports of Wells Fargo Advantage Disciplined Value Fund and Wells Fargo Advantage Large Company Value Fund dated July 31, 2010 and January 31, 2011, respectively, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended January 31, 2011 is intended to present supplemental data as if the proposed Agreement and Plan of Reorganization (the “Reorganization”) of Wells Fargo Advantage Disciplined Value Fund (the “Target Fund”) into Wells Fargo Advantage Large Company Value Fund (the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of February 1, 2010. The Reorganization is intended to consolidate the Target Fund with a similar fund advised by Wells Fargo Funds Management, LLC (“Funds Management”).  The Acquiring Fund is advised by Funds Management and sub-advised by Phocas Financial Corporation.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Target Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value.  Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.  As a result of the Reorganization, Class A, Class C, Administrator Class, Institutional Class and Investor Class shareholders of the Target Fund would become shareholders of Class A, Class C, Administrator Class, Institutional Class and Investor Class, respectively, of the Acquiring Fund.

Whether or not the Reorganization is consummated, all expenses incurred by the Target Fund and Acquiring Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Funds Management or one of its affiliates.   These expenses do not include any expenses incurred by the Target Fund or the Acquiring Fund.

It is not anticipated that the securities of the combined portfolio will be sold in material amounts in order to comply with the policies and investment practices of Acquiring Fund.

The Funds have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with the respective Trust which governs the provision of services to the Funds. Such agreements, except the advisory agreements, contain the same terms with respect to each Fund.

As of January 31, 2011, the net assets of the Target Fund and the Acquiring Fund were $397,164,747 and $134,200,366, respectively. The net assets of the pro forma combined fund as of January 31, 2011 would have been $531,365,113.

On a pro forma basis for the twelve months ended January 31, 2011, the proposed Reorganization would result in an increase of $194,782 in advisory fees and a decrease of $62,019 in other operating expenses.  The combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in the amount of $392,777.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The merger is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the merger.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Target Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of July 31, 2010, the Funds had estimated net capital loss carryforwards, which are available to offset futures realized capital gains expiring as follows:

       2016                       2017                       2018

Target Fund                                               $18,626,854       $43,595,761            $8,056,788

Acquiring Fund                                                           $0        $11,277,285           $10,046,072

WELLS FARGO ADVANTAGE DISCIPLINED GLOBAL EQUITY FUND

WELLS FARGO ADVANTAGE INTRINSIC WORLD EQUITY FUND

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATION

The unaudited pro forma information provided herein should be read in conjunction with the annual report of Wells Fargo Advantage Disciplined Global Equity Fund and Wells Fargo Advantage Intrinsic World Equity Fund dated October 31, 2010, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended October 31, 2010 is intended to present supplemental data as if the proposed Agreement and Plan of Reorganization (the “Reorganization”) of Wells Fargo Advantage Disciplined Global Equity Fund (the “Target Fund”) into Wells Fargo Advantage Intrinsic World Equity Fund (the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of November 1, 2009. The Reorganization is intended to consolidate the Target Fund with a similar fund advised by Wells Fargo Funds Management, LLC (“Funds Management”).  The Acquiring Fund is advised by Funds Management and sub-advised by Metropolitan West Capital Management, LLC, an affiliate of Funds Management.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Target Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value.  Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.  As a result of the Reorganization, Class A, Class C, Administrator Class and Institutional Class shareholders of the Target Fund would become shareholders of Class A, Class C, Administrator Class and Institutional Class, respectively, of the Acquiring Fund.

Whether or not the Reorganization is consummated, all expenses incurred by the Target Fund and Acquiring Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Funds Management or one of its affiliates.   These expenses do not include any expenses incurred by the Target Fund or the Acquiring Fund.

It is not anticipated that the securities of the combined portfolio will be sold in material amounts in order to comply with the policies and investment practices of Acquiring Fund.

The Funds have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with the respective Trust which governs the provision of services to the Funds. Such agreements, except the advisory agreements, contain the same terms with respect to each Fund.

As of October 31, 2010, the net assets of the Target Fund and the Acquiring Fund were $65,801,077 and $101,202,804, respectively. The net assets of the pro forma combined fund as of October 31, 2010 would have been $167,003,881.

On a pro forma basis for the twelve months ended October 31, 2010, the proposed Reorganization would result in an increase of $118,849 in advisory fees and a decrease of $335,821 in other operating expenses.  The combined pro forma fund expenses would be able to eliminate fee waivers and expense reimbursements in the amount of $44,902.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The merger is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the merger.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Target Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of October 31, 2010, the Funds had estimated net capital loss carryforwards, which are available to offset futures realized capital gains expiring as follows:

       2017                       2018

Target Fund                                               $8,548,169         $737,120

Acquiring Fund                                        $13,228,770         $1,273,005

WELLS FARGO FUNDS TRUST

FORMS OF PROXY CARDS

WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2011

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Advantage Disciplined Value Fund (“Disciplined Value Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Disciplined Value Fund to be held at 10:00 a.m., Pacific time, on August 19, 2011, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

Signature                                                              Date

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

1. To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) dated as of __, 2011, providing for the reorganization of the Disciplined Value Fund, including the acquisition of all of the assets of the Disciplined Value Fund by the Wells Fargo Advantage Large Company Value Fund (“Large Company Value Fund”) in exchange for shares of the Large Company Value Fund (the “Acquisition Shares”) and the assumption by the Large Company Value Fund of all of the liabilities of the Disciplined Value Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the Disciplined Value Fund in liquidation of the Disciplined Value Fund.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at 1- 866-828-6931.   Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP:

Wells Fargo Advantage Disciplined global equity FUND

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2011

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Advantage Disciplined Global Equity Fund (“Disciplined Global Equity Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Disciplined Global Equity Fund to be held at 10:00 a.m., Pacific time, on August 19, 2011, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

Signature                                                              Date

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

1. To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) dated as of __, 2011, providing for the reorganization of the Disciplined Global Equity Fund, including the acquisition of all of the assets of the Disciplined Global Equity Fund by the Wells Fargo Advantage Intrinsic World Equity Fund (“Intrinsic World Equity Fund”) in exchange for shares of the Intrinsic World Equity Fund (the “Acquisition Shares”) and the assumption by the Intrinsic World Equity Fund of all of the liabilities of the Disciplined Global Equity Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the Disciplined Global Equity Fund in liquidation of the Disciplined Global Equity Fund.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at 1- 866-828-6931.   Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP:

WELLS FARGO FUNDS TRUST

PART C
OTHER INFORMATION

Item 15. Indemnification.

Under the terms of the Amended and Restated Declaration of Trust of the Registrant, incorporated by reference as Exhibit 1 hereto, provides for the indemnification of the Registrant's Trustees, officers, employees and agents. The following sections of Article IX provide as follows:

Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future (each a "Covered Person," and collectively the "Covered Persons"), shall be personally liable therefor. Notwithstanding any provision in this Article IX, neither the investment adviser, Principal Underwriter or other service providers, nor any officers, employees or other agents of such entities, shall be indemnified pursuant to this Article IX, except that dual officers, employees or other agents of the Trust and such entities shall be entitled to indemnification pursuant to this Article IX but only to the extent that such officer, employee or other agent was acting in his or her capacity as an officer, employee or agent of the Trust in the conduct that gave rise to the claim for indemnification. No Covered Person shall be liable to the Trust or to any Shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Covered Person in good faith on behalf of the Trust, a Series or a Class, and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Declaration, except that a Covered Person shall be liable for any loss, damage or claim incurred by reason of such Covered Person's bad faith, gross negligence, willful misconduct or reckless disregard of the duties involved in the conduct of his or her office.

Section 2. Mandatory Indemnification. (a) Subject only to the express limitations in the 1940 Act, other applicable laws, and sub-paragraph (b) below, the Trust or the appropriate Series shall indemnify each of its Covered Persons to the fullest extent permitted under the 1940 Act and other applicable laws, including, but not limited to, against all liabilities and expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred in the settlement thereof.

(a) As used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, reasonable attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) Notwithstanding any provision to the contrary contained herein, no Covered Person shall be entitled to indemnification for any liability arising by reason of such Covered Person's willful misfeasance, bad faith, gross negligence, or the reckless disregard of duties owed to the Trust ("disabling conduct").

(c) No indemnification or advance shall be made under this Article IX to the extent such indemnification or advance:
would be inconsistent with a provision of the Declaration, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or
would be inconsistent with any condition expressly imposed by a court in a judgment, order, or approval of a settlement.

(d) Any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that the Covered Person was not liable by reason of disabling conduct by:

(i) a final decision on the merits by a court or other body before whom the proceeding was brought; or
(ii) in the absence of such a decision, by any reasonable and fair means established in accordance with, and subject to the requirements and limitations of, Section 17(h) of the 1940 Act and any interpretation thereunder by the Commission or its staff.

(e) The rights of indemnification herein provided may be insured against by policies of insurance maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(f) To the maximum extent permitted by the 1940 Act and other applicable laws, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Article IX shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Article IX; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Article IX; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract.

(g) Any repeal or modification of this Article IX shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, affect any limitation on the liability of any Covered Person in an a manner that would be adverse to such Covered Person or affect any indemnification available to any Covered Person in a manner that would be adverse to such Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 16. Exhibits.

All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-74295; 811-09253).

Number	Exhibit Description	Location
(1)	Amended and Restated Declaration of Trust	Incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.
(2)	Not applicable
(3)	Not applicable
(4)	Form(s) of Agreement and Plan of Reorganization	Included herein as Exhibit A to the Prospectus/Proxy Statement contained in Part A
(5)	Not applicable
(6)(a)	Investment Advisory Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(6)(b)	Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 136, filed April 30, 2009; Schedule A, incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(6)(c)	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc.	Incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.
(6)(d)	Investment Sub-Advisory Agreement with Wells Capital Management Incorporated

Incorporated by reference to Post-Effective Amendment No. 161, filed on June 21, 2010; Appendix A and Schedule A dated August 24, 2010, incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010

(6)(e)	Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC)	Incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.
(6)(f)	Investment Sub-Advisory Agreement with Global Index Advisors, Inc.	Incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(6)(g)(1)	Investment Sub-Advisory Agreement with LSV Asset Management (WFA Diversified International Fund)	Incorporated by reference to Post-Effective Amendment No. 147, filed January 28, 2010; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.
(6)(g)(2)	Investment Sub-Advisory Agreement with LSV Asset Management (WFA International Value Fund)	Incorporated by reference to Post-Effective Amendment No. 184, filed February 24, 2011.
(6)(h)	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P.	Incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 136, filed April 30, 2009.
(6)(i)	Sub-Advisory Agreement with Phocas Financial Corporation	Incorporated by reference to Post-Effective Amendment No. 122, filed March 21, 2008.
(6)(j)	Sub-Advisory Agreement with Nelson Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 131, filed October 1, 2008.
(6)(k)	Investment Sub-Advisory Contract with Cadence Capital Management	Incorporated by reference to Post-Effective Amendment No. 162, filed June 28, 2010.
(6)(l)	Sub-Advisory Agreement with First International Advisors, LLC	Incorporated by reference to Post-Effective Amendment No. 166, filed July 12, 2010.
(6)(m)	Sub-Advisory Agreement with Metropolitan West Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 169, filed July 16, 2010.
(6)(n)	Sub-Advisory Agreement with Golden Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 169, filed July 16, 2010.
(6)(o)	Sub-Advisory Agreement with Crow Point Partners, LLC	Incorporated by reference to Post-Effective Amendment No. 169, filed July 16, 2010.
(6)(p)	Sub-Advisory Agreement with Artisan Partners, LP	Incorporated by reference to Post-Effective Amendment No. 184, filed February 24, 2011.
(7)	Distribution Agreement with Wells Fargo Funds Distributor, LLC	Incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(8)	Not applicable
(9)	Master Custodian Agreement with State Street Bank and Trust Company	Incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009; Appendix A, incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(10)(a)	Distribution Plan

Incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 127, filed July 1, 2008; Appendix A, incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.

(10)(b)	Rule 18f-3 Multi-Class Plan	Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010 Appendix A, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(11)	Legal Opinion	Filed herewith.
(12)	Consent of Tax Counsel	To be filed by amendment.
(13)(a)	Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC and Goldman Sachs Bank USA

Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010; Fifth Amendment incorporated by reference to Post-Effective Amendment No. 174, filed October 27, 2010; Appendix A, Schedule 2, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Sixth Amendment incorporated by reference to Post-Effective Amendment No. 177, filed January 28, 2011.

(13)(b)	Administration Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A and Appendix A, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(13)(c)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc.	Incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006; Schedule A, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(13)(d)	Shareholder Servicing Plan	Incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(13)(e)	Administrative and Shareholder Servicing Agreement, Form of Agreement	Incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.
(14)	Consent of Independent Auditors	Filed herewith.
(15)	Not applicable.
(16)(a)	Power of Attorney, Peter G. Gordon	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(b)	Power of Attorney, Timothy J. Penny	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(c)	Power of Attorney, Donald C. Willeke	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(d)	Power of Attorney, Karla M. Rabusch	Incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.
(16)(e)	Power of Attorney, Olivia S. Mitchell	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(f)	Power of Attorney, Judith M. Johnson	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(g)	Power of Attorney, Isaiah Harris, Jr.	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(h)	Power of Attorney, David F. Larcker	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(i)	Power of Attorney, Kasey Phillips	Incorporated by reference to Post-Effective Amendment No. 142, filed November 19, 2009.
(16)(j)	Power of Attorney, Michael S. Scofield	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(k)	Power of Attorney, Leroy J. Keith, Jr.	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.

Item 17. Undertakings.

(1) Wells Fargo Advantage Funds agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion or ruling, but in any event no later than one business day after consummation of the Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the 26th day of May, 2011.

WELLS FARGO FUNDS TRUST

By: /s/ C. David Messman
--------------------
C. David Messman
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

/s/ Peter G. Gordon Peter G. Gordon* Trustee	/s/ Isaiah Harris, Jr. Isaiah Harris, Jr.* Trustee	/s/ Judith M. Johnson Judith M. Johnson* Trustee
/s/ David F. Larcker David F. Larcker* Trustee	/s/ Olivia S. Mitchell Olivia S. Mitchell* Trustee	/s/ Timothy J. Penny Timothy J. Penny* Trustee
/s/ Donald C. Willeke Donald C. Willeke* Trustee	/s/ Michael S. Scofield Michael S. Scofield* Trustee	/s/ Leroy J. Keith, Jr. Leroy J. Keith, Jr.* Trustee
/s/ Karla M. Rabusch Karla M. Rabusch* President (Principal Executive Officer)	/s/ Kasey Phillips Kasey Phillips* Treasurer (Principal Financial Officer)

*By: /s/ C. David Messman
C. David Messman
Attorney-in-Fact
May 26, 2011

Exhibit No.	Exhibits
(11)	Legal Opinion
(14)	Consent of Independent Auditors